                                               --------------------------------
                                               \        OMB APPROVAL          \
                                               \------------------------------\
                                               \  OMB Number:      3235-0059  \
                                               \  Expires:  January 31, 2002  \
                                               \  Estimated average burden    \
                                               \  hours per response....13.12 \
                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           SCIENTIFIC-ATLANTA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

Dear Shareholder:

  You are cordially invited to attend the annual meeting of shareholders of Scientific-Atlanta, Inc. to be held on Wednesday, November 8, 2000, at 9:00 a.m., local time, at our offices located at 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30043. On the ballot at this year's meeting are the following company proposals, all of which are described in the attached Proxy
Statement:

    1.  The election of three directors;

    2. A proposal to approve and adopt our amended and restated Deferred Compensation Plan for Non-Employee Directors;

    3. A proposal to ratify the selection of Arthur Andersen LLP as our independent auditors for the 2001 fiscal year; and

    4. Such other matters as may properly come before the meeting and at any adjournments thereof.

  I would also like to share some information regarding two new opportunities we are pleased to be able to offer you this year:

    . We are offering you the flexibility of voting your Scientific-Atlanta shares by telephone or over the Internet, in addition to the traditional mail-in method. Telephone and Internet voting give you the convenience of voting 24 hours a day, seven days a week. Simply follow the instructions on your proxy card and in the information insert included in your proxy package.

    . We are also offering you the opportunity during this year's voting process to elect to view future annual reports and proxy material on the Internet, rather than receive paper copies in the mail. This service will also help Scientific-Atlanta reduce printing and postage costs.

  We look forward to seeing you at the annual meeting.

                                 Sincerely,

                                 /s/ William E. Eason, Jr.
                                 -----------------------------------
                                 William E. Eason, Jr.
                                 Senior Vice President and Secretary

October 2, 2000

Scientific-Atlanta, Inc., 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30043

                      2000 ANNUAL MEETING OF SHAREHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS...................................   1
PROXY STATEMENT
General Information........................................................   2
  Why am I receiving these annual meeting materials?.......................   2
  What is the purpose of the annual meeting?...............................   2
  Does the information in this proxy statement reflect the March 2000 stock
   split?..................................................................   2
  Who may vote?............................................................   2
  How much does each share count?..........................................   2
  How do I give voting instructions?.......................................   2
  How do I vote by Internet?...............................................   3
  How do I vote by telephone?..............................................   3
  How do I vote by mail?...................................................   3
  Will my shares be voted if I do not provide my proxy?....................   3
  What if I return my proxy card but do not provide voting instructions?...   3
  How can I revoke a proxy?................................................   3
  What does it mean if I receive more than one proxy card?.................   3
  Who will bear the cost of soliciting votes for the meeting?..............   4
  Who counts the votes?....................................................   4
  What are some of the considerations relating to electronic access of
   future annual meeting materials?........................................   4
Certain Beneficial Ownership...............................................   5
Proposal No. 1 (Election of Directors).....................................   6
Meetings and Committees of the Board of Directors..........................   9
Compensation of Officers and Directors.....................................  10
Report of the Human Resources and Compensation Committee...................  16
Performance Graph..........................................................  19
Proposal No. 2 (Proposal to Approve and Adopt the Deferred Compensation
 Plan for Non-Employee Directors)..........................................  19
Proposal No. 3 (Selection of Independent Public Accountants)...............  22
Other Matters..............................................................  22
Section 16(a) Beneficial Ownership Reporting Compliance....................  22
Form 10-K Annual Report....................................................  23
Shareholder Proposals and Nominations for 2001 Annual Meeting..............  23

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time:                         9:00 a.m., Wednesday, November 8, 2000

Place:                        Scientific-Atlanta, Inc.
                              5030 Sugarloaf Parkway
                              Lawrenceville, GA 30043

Items of Business:            1. Elect the following three directors:
                                 .David J. McLaughlin
                                 .James V. Napier
                                 .Sam Nunn

                              2. Approve  and  adopt  the  amended  and
                               restated Deferred Compensation Plan for Non-
                              Employee Directors to allow non-employee directors to defer cash compensation into a stock account and to convert hypothetical shares currently held in a phantom stock account under that plan into the right to receive actual shares of stock.

                              3. Ratify  the  selection  of  Arthur  Andersen
                               LLP  as our independent auditors for the current
                              fiscal year.

                              4. Transact such other business as may properly come before the meeting, and any adjournment or postponement.

Who May Vote:                 You can vote if you were a shareholder of record
                              at the close of business on September 20, 2000.

Documents:                    A proxy solicited by our board of directors, our
                              2000 Proxy Statement and our 2000 Annual Report are included in this mailing.

Proxy Voting:                 Your vote is important. Please vote in one of
                              these ways:

                              1. Visit the web site listed on your proxy card;

                              2. Use the toll-free telephone number shown on your proxy card; or

                              3. Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

Electronic Delivery:          During this year's voting process you may consent
                              to receive future annual meeting materials by Internet, instead of using the traditional paper-based delivery system.

 By Order of the Board of Directors, William E. Eason, Jr., Secretary, October
                                    2, 2000

                                PROXY STATEMENT
                              GENERAL INFORMATION

Why am I receiving these annual meeting materials?

  The board of directors of Scientific-Atlanta is providing these materials for you in connection with our 2000 annual meeting of shareholders and any adjournments thereof. As a shareholder, you are invited to attend the meeting and are entitled to and requested to vote on the proposals described in this proxy statement. The meeting will be held at 9:00 a.m., local time, on November 8, 2000 at our offices located at 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30043. These proxy materials are first being mailed to shareholders on or about October 2, 2000.

What is the purpose of the annual meeting?

  At the annual meeting, you will act upon the matters outlined in the notice of meeting, including the following:

  .To elect three directors;
  . To approve and adopt the amended and restated Deferred Compensation Plan for Non-Employee Directors; and
  . To ratify the selection of Arthur Andersen LLP as our independent auditors for the 2001 fiscal year

  Our board of directors recommends that you vote your shares "FOR" each of the nominees to the board, and "FOR" each of the other proposals.

  In addition, on our proxy card you are being asked to consider whether to consent to view future proxy material on the Internet, rather than receive paper copies in the mail. By choosing to receive future annual meeting materials electronically, you will help us reduce printing and postage costs.

  Our management will also report on the performance of Scientific-Atlanta during fiscal 2000 and respond to questions from shareholders.

Does the information in this proxy statement reflect the March 2000 stock split?

  All share data in this proxy statement has been adjusted retroactively to account for the recent two-for-one stock split effected in the form of a stock dividend. The stock dividend was payable on March 27, 2000 to shareholders of record as of the close of business on March 10, 2000.

Who may vote?

  All shareholders of record as of the close of business on the record date of September 20, 2000. As of the record date, we had 161,021,002 shares of common stock outstanding and entitled to vote.

How much does each share count?

  Each share of Scientific-Atlanta common stock, $0.50 par value per share, is entitled to one vote. The presence at the meeting, in person or by proxy, of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Abstentions and broker non-votes are counted to determine a quorum.

How do I give voting instructions?

  If your shares are registered directly in your name with Scientific-Atlanta's transfer agent, The Bank of New York, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you. If you are the shareholder of record, you may attend the annual meeting and give instructions in person. You may also give voting instructions by Internet, telephone or mail as described below. The proxy committee, named on the enclosed proxy card, will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

  If your shares are held in a stock brokerage account or by a bank or other nominees, you are considered the beneficial owner of such shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those shares. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares. As the beneficial owner, you are invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you have obtained a signed proxy from the record holder giving you the right to vote the shares. If you are a beneficial owner, please check your voting instruction card or contact your broker or nominee to determine whether you will be able to vote by Internet or telephone.

How do I vote by Internet?

  The web site for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been properly recorded, and you can consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you vote on the Internet, you do NOT need to return your proxy card. The deadline for voting by Internet is 5:00 p.m. on November 7, 2000.

How do I vote by telephone?

  You can vote your shares by telephone by calling the toll-free telephone number shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the shareholder by using individual control numbers. If you vote by telephone, you will also be given the opportunity to consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you vote by telephone, you do NOT need to return your proxy card. The deadline for voting by telephone is 5:00 p.m. on November 7, 2000.

How do I vote by mail?

  If you are a shareholder of record, you may simply mark the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. If you wish to view future proxy statements and annual reports on the Internet, check the box provided on the card.

  If you hold your shares in street name, you must sign the voting instruction card included by your broker or nominee and mail it in the postage-paid envelope provided. If you wish to view future proxy statements and annual reports on the Internet, please contact your broker or nominee.

Will my shares be voted if I do not provide my proxy?

  Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the New York Stock Exchange rules to vote customers' unvoted shares, which are referred to as broker non-votes, on certain routine matters. At the meeting, shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors and the ratification of independent auditors, but will not be counted for any other matters to be voted on because these other matters are not considered routine. If you hold your shares directly in your name, they will not be voted if you do not provide a proxy.

What if I return my proxy card but do not provide voting instructions?

  If you sign and return your proxy, but do not provide voting instructions, your shares will be voted:

  1. "FOR" the election of the nominee directors named in this proxy statement,

  2. "FOR" the approval and adoption of the Deferred Compensation Plan for Non-Employee Directors, and

  3. "FOR" the ratification of the selection of Arthur Andersen LLP as independent auditors for the 2001 fiscal year.

  We are not aware of any other matters to be presented to the meeting; however, the holders of the proxies will vote in their discretion on any other matters properly presented.

How can I revoke a proxy?

  You may revoke a proxy by any one of the following three actions:

  1.  delivering an instrument revoking the proxy to our Secretary,

  2.  delivering a later dated proxy to our Secretary, or

  3. voting in person.

  Attendance at the annual meeting, in and of itself, will not constitute a revocation of a proxy.

What does it mean if I receive more than one proxy card?

  You will receive a proxy card for each account you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Who will bear the cost of soliciting votes for the meeting?

  We have engaged Morrow & Co., Inc. to assist in the solicitation of proxies from brokers, banks and their nominees which are shareholders of record, at a cost of approximately $8,000, plus reasonable out-of-pocket expenses. We will pay the costs of this solicitation, including the cost of preparing and mailing this Proxy Statement. In addition to solicitations by mail, our directors and regular employees may solicit proxies in person or by telephone or telegraph without receiving any compensation in addition to their regular compensation as directors or employees.

Who counts the votes?

  Votes cast by proxy or in person at the annual meeting will be counted by the persons appointed by us to act as the inspectors of election for the meeting.

What are some of the considerations relating to electronic access of future annual meeting materials?

  The following are some things to note about electronic access of future annual meeting materials:

  .  Choosing online access of future annual meeting materials is voluntary.

  . Accessing your Scientific-Atlanta annual meeting materials online requires that you have access to the Internet, which may result in charges to you from your Internet service provider and/or telephone companies.

  . If you do not sign up for this service, you will continue receiving paper copies of these documents by U.S. mail.

  . If you elect to access future annual reports and proxy material on the Internet, you will still receive a proxy card in the mail to vote your shares. The proxy card will contain the Internet address for viewing the annual report and proxy statement, and instructions for electronic voting.

  . Your consent will be effective for accessing all future Scientific-Atlanta annual reports, notices of annual meeting and proxy statements, and will continue in effect unless it is revoked by you.

  . You may revoke your election if you change your mind after consenting by calling 1-800-524-4458. Also, even if you elect to view our annual meeting materials online, you will still be able to request printed copies of the annual report and proxy statement.

  . Whether you register for Internet access or continue to receive paper copies of the annual report and proxy statement, you will be able to choose how you want to vote your shares: via telephone, Internet or U.S. mail.

                         CERTAIN BENEFICIAL OWNERSHIP

  The following table sets forth information, as of September 10, 2000, as to shares of Scientific-Atlanta common stock held by persons known to us to be the beneficial owners of more than five percent of Scientific-Atlanta common stock based upon information publicly filed by such persons:


                                                Amount and Nature
                                                  of Beneficial   Percent of
       Name and Address of Beneficial Owner         Ownership       Class
   -------------------------------------------- ----------------- ----------
   FMR Corp. ..................................    17,047,429       10.704%(/1/)
    82 Devonshire Street
    Boston, Massachusetts 02109


(1) Based on a Schedule 13G, dated September 10, 2000, filed by FMR Corp. and related entities. FMR has sole voting over 1,761,619 shares and sole dispositive power over all of these shares. The percent of class was computed by the beneficial owner as of the date immediately preceding the filing of its Schedule 13G with the SEC.

  The following table sets forth, as of June 30, 2000, unless otherwise indicated, information regarding ownership of Scientific-Atlanta common stock and common stock equivalents held by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group:


                                           Beneficially Owned
                            ---------------------------------------------------
                                 (A)               (B)               (C)                    (D)            (E)
                                 ---               ---               ---                    ---            ---
                                              No. of Shares
                            No. of Shares   Subject to Options  No. of Shares                            Deferred
                                Owned       Exercisable Prior   of Restricted            Deferred      Common Stock
            Name             Directly(1)    to August 29, 2000 Stock Not Vested       Common Stock(2) Equivalents(3)
  ------------------------  -------------   ------------------ ----------------       --------------- --------------
  Marion H. Antonini......      24,000            145,000            6,000(/4/)            65,362         26,387
  David W. Dorman.........       2,000             22,500               --                  6,000             --
  William E. Kassling.....       7,712            145,000            6,000(/4/)            10,500             --
  Mylle Bell Mangum.......      17,611             74,000               --                 15,000             --
  James F. McDonald.......     154,858          1,712,500           91,547(/5/)                --             --
  David J. McLaughlin.....      41,320(/6/)        10,000               --                 55,892             --
  James V. Napier.........      30,836            205,000               --                 45,014         42,391
  Sam Nunn................       9,032             37,500               --                 11,000         10,731
  Conrad J. Wredberg......      39,804             97,500           31,183(/5/)                --             --
  Dwight B. Duke..........       8,099             74,500           26,134(/5/)                --             --
  H. Allen Ecker..........      33,041            215,000           25,665(/5/)                --             --
  Wallace G. Haislip......      30,204             70,500           22,511(/5/)                --             --
  All Directors and
   Executive
   Officers as a Group....     604,660          3,147,500          359,310(/4/)(/5/)      208,768         79,509


  The total shares beneficially owned by each individual director and executive officer (columns A, B and C) constituted less than 1% of the outstanding Scientific-Atlanta common stock at June 30, 2000, except that the shares beneficially owned by James F. McDonald (columns A, B and C) constituted approximately 1.2% of the outstanding common stock. The aggregate shares beneficially owned by all directors and executive officers as a group (columns A, B and C) represented approximately 2.6% of the outstanding common stock at June 30, 2000.

(1) Each person has sole voting and dispositive power with respect to the shares shown in this column. With respect to executive officers, the number of shares owned directly includes shares held in the Scientific-Atlanta Voluntary Employee Retirement and Investment Plan (the 401(k) plan), and shares held in Scientific-Atlanta's Dividend Reinvestment Plan
    (DRIP) with respect to which such officers have voting and dispositive power.

(2) These shares constitute shares received in connection with the discontinuance of Scientific-Atlanta's Retirement Plan for Non-Employee Directors as of January 1, 1997, which these directors were obligated to defer, pursuant to the Deferred Compensation Plan for Non-Employee Directors, until the respective non-employee director's retirement date or later. For periods after January 1, 1997, all non-employee directors receive 1,500 shares, as a retirement award, on the date of each annual shareholders meeting, which shares must, at each non-employee director's election, either be (i) deferred under the Deferred Compensation Plan for Non-Employee Directors for at least two years, or (ii) received as restricted stock which vests two years after the date of grant. Deferred lump sum distributions and deferred retirement awards are set forth in this column. Such deferred lump sum distributions and deferred retirement awards earn amounts equivalent to the dividends paid on Scientific-Atlanta common stock. Directors with rights to such deferred shares of common stock disclaim beneficial ownership of such shares because they do not have the right to vote the deferred shares.
(3) This column sets forth the number of shares of Scientific-Atlanta common stock used in determining the value of the phantom stock sub-account for a particular director under the Deferred Compensation Plan for Non-Employee Directors. If the amended and restated Deferred Compensation Plan for Non-Employee Directors is approved and adopted as set forth in Proposal No. 2, effective as of August 16, 2000, all such hypothetical shares of Scientific-Atlanta common stock will be converted into the right to receive the same number of actual shares of such stock.
(4) The specified shares are shares of restricted stock received by the designated directors as retirement awards. As described in Note (2) above, each non-employee director receives an annual retirement award of 1,500 shares, which must either be (i) deferred for at least two years, or
    (ii) received as restricted stock which vests two years after the date of grant. The specified shares are shares of restricted stock received by the designated directors as retirement awards. Directors holding such restricted stock have the right to vote the shares and the right to receive dividends on the shares.
(5) This is the number of performance-based and time-based restricted shares of common stock which were granted during or prior to fiscal year 2000 under the LTIP or under a separate arrangement and which had not vested as of June 30, 2000. Executive officers entitled to such restricted shares have the right to vote the shares and the right to receive dividends on the shares.
(6) This includes 1,412 and 400 shares held indirectly by Mr. McLaughlin's daughter and spouse, respectively.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Scientific-Atlanta articles of incorporation provide for the division of the board of directors into three classes, with the directors in each class serving for a term of three years. At the annual meeting, three nominees for director are to be elected to serve until the annual meeting of shareholders in 2003. The nominees for director are: David J. McLaughlin, James V. Napier and Sam Nunn. All of the nominees for election as directors at this meeting, and all directors whose term of office will continue after the annual meeting, are currently directors of Scientific-Atlanta.

  Directors are to be elected by a plurality of the votes cast at the annual meeting in person or by proxy by the holders of shares entitled to vote in the election. Votes may be cast for or votes may be withheld from each nominee. Abstentions may not be specified with respect to the election of directors. The withholding of authority by a shareholder, including broker non-votes, will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees.

  The board of directors is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote for such substitute nominee or nominee(s) as may be designated by the board of directors unless the board reduces the number of directors accordingly.

-------------------------------------------------------------------------------
                      NOMINEES FOR TERMS EXPIRING IN 2003
-------------------------------------------------------------------------------

[PHOTO OF DAVID J. MCLAUGHLIN APPEARS HERE]
                  DAVID J. MCLAUGHLIN               Director since 1987
                                                    Age 64

                  Mr. McLaughlin has been Vice Chairman of Troy Biosciences Incorporated, a biotechnology company, since January 1,
                  2000, and President of Pentacle Press LLC, a research, consulting and publishing company, since December 1, 1999. From July 1, 1996 through 1999, he served as President and Chief Executive Officer of Troy Biosciences Incorporated. From January 1, 1985 to June 30, 1996, he served as
                  President of McLaughlin and Company, Inc., a management consulting firm. He is a director of Smart & Final, Inc. and Troy Biosciences Incorporated.
-------------------------------------------------------------------------------

[PHOTO OF JAMES V. NAPIER APPEARS HERE]
                  JAMES V. NAPIER                   Director since 1978
                                                    Age 63

                  Mr. Napier has been the Chairman of Scientific-Atlanta's board of directors since November 1992. Mr. Napier served as our interim Chief Executive Officer from December 1992 until July 1993. From 1986 to 1992, he was an independent business consultant. From March 1985 until March 1986, he served as President of HBO & Company, which provides information processing materials and services to health care facilities. Previously, he was Chief Executive Officer of Contel Corporation, a telecommunications company. Mr. Napier is a director of Engelhard Corporation, Vulcan Materials Company, McKesson HBOC, Inc., Intelligent Systems, Inc., Personnel Group of America, and WABTEC, Inc.
-------------------------------------------------------------------------------

[PHOTO OF SAM NUNN APPEARS HERE]
                  SAM NUNN                          Director since 1997
                                                    Age 62

                  Mr. Nunn has been a Partner at the law firm of King & Spalding since January 3, 1997. King & Spalding represents us in certain legal matters and is expected to represent us on a variety of legal matters during the current fiscal year. Prior to joining King & Spalding, Mr. Nunn served as a United States Senator from 1972 to 1997. Mr. Nunn serves as a director for The Coca-Cola Company, Community Health Systems, Inc., Dell Computer Corporation, General Electric Company, Internet Security Systems Group, Inc., National Service Industries, Inc., Texaco Inc., and Total System Services, Inc.
-------------------------------------------------------------------------------
                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2002
-------------------------------------------------------------------------------

[PHOTO OF MARION H. ANTONINI APPEARS HERE]
                  MARION H. ANTONINI                Director since 1990
                                                    Age 70

                  Mr. Antonini has been a Principal in Kohlberg & Company, a private merchant banking firm, since March 1, 1998. Prior to joining Kohlberg & Company, Mr. Antonini was Chairman of the Board of Welbilt Corporation from July 1990 to March 1998 and Chief Executive Officer of that company from September 1990 to March 1998. From 1986 to 1990, Mr. Antonini served as Chairman of KD Equities, a merchant banking firm. Prior to that, he served as Group Vice President of Xerox Corporation's Worldwide Operations from 1982 to 1986 and in other executive positions with that company. Mr. Antonini is a director of Vulcan Materials Company, Turbochef Technologies, Inc., and Engelhard Corporation.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[PHOTO OF WILLIAM E. KASSLING APPEARS HERE]
                  WILLIAM E. KASSLING               Director since 1990
                                                    Age 56

                  Mr. Kassling was a Group Vice President of American Standard, Inc. for more than five years before becoming Chairman of the Board and Chief Executive Officer of Westinghouse Air Brake Company in March 1990. Mr. Kassling is a director of Aearo Company and Commercial Intertech.

-------------------------------------------------------------------------------

[PHOTO OF MYLLE BELL MANGUM APPEARS HERE]
                  MYLLE BELL MANGUM                 Director since 1993
                                                    Age 52

                  Ms. Mangum has been Chief Executive Officer of MMS Incentives, LLC, a private equity company concentrating on high-tech marketing solutions, since May 1999. From March 1997 to May 1999, Ms. Mangum served as Senior Vice
                  President, Expense Management and Strategic Planning of Carlson Wagonlit Travel, a travel and hospitality company. From August 1992 to March 1997, Ms. Mangum was Executive
                  Vice President - Strategic Management of Holiday Inn Worldwide. She was also a member of the board of directors and executive committee of Holiday Inn during her tenure there. From 1985 until August 1992, Ms. Mangum was Director, Corporate Planning and Development with BellSouth Corporation. Ms. Mangum is a director of Haverty Furniture and Payless Shoe Source.
-------------------------------------------------------------------------------
                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001
-------------------------------------------------------------------------------

[PHOTO OF DAVID W. DORMAN APPEARS HERE]
                  DAVID W. DORMAN                   Director since 1998
                                                    Age 46

                  Mr. Dorman has held the position of Chief Executive Officer of Concert, an AT&T/British Telecom Global Venture, since April 1, 1999. Mr. Dorman served as Chairman, President and Chief Executive Officer of PointCast, Inc. from November
                  1997 through March 1999. Prior to joining PointCast, Inc., Mr. Dorman served as Chairman, President and Chief Executive Officer of Pacific Bell from July 1994 to November 1997 and served as President of Business Services for Sprint Corporation from 1993 to 1994. Mr. Dorman is a director of 3Com Corporation, Science Applications International Corporation, E-Tek Dynamics and TBG Holdings, NV.
-------------------------------------------------------------------------------

[PHOTO OF JAMES F. MCDONALD APPEARS HERE]
                  JAMES F. McDONALD                 Director since 1993
                                                    Age 60

                  Mr. McDonald was elected President and Chief Executive Officer of Scientific-Atlanta, effective July 15, 1993. Mr. McDonald was a general partner of J. H. Whitney & Company, a private investment firm, from 1991 until his employment by Scientific-Atlanta. From 1989 to 1991, he was President and Chief Executive Officer of Prime Computer, Inc., a supplier of CAD/CAM software and computer systems. Prior to that time, he was President and Chief Executive Officer of Gould, Inc., a computer and electronics company (1984 to 1989), and held a variety of positions with IBM Corporation (1963 to
                  1984). Mr. McDonald is a director of Burlington Resources, Inc., Global Crossing Ltd. and National Data Corporation.
-------------------------------------------------------------------------------

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The board of directors met five times during the 2000 fiscal year to consider matters related to the business of Scientific-Atlanta. The board of directors has an Executive Committee, an Audit Committee, a Human Resources and Compensation Committee, a Governance and Nominations Committee and a Pension Investment Committee. Each director attended 75% or more of the aggregate of the total number of meetings of the board of directors and the committees of which he or she was a member during the portion of the 2000 fiscal year that he or she served as a director or committee member.

  The Executive Committee acts for the board of directors between meetings, subject to certain limitations. The Executive Committee met four times during the 2000 fiscal year. The members of this committee are directors Antonini, Kassling, McDonald, Napier and Nunn. Mr. Napier is Chairman.

  The Audit Committee makes recommendations as to the selection of independent auditors, evaluates the audit services and Scientific-Atlanta's financial, accounting and internal audit policies, functions and systems, and approves the engagement of independent auditors to provide non-audit services. The Audit Committee met three times during the 2000 fiscal year. The members of this committee are directors Antonini, Napier and Nunn. Mr. Antonini is Chairman.

  The Human Resources and Compensation Committee makes determinations as to the compensation and benefits to be paid to Scientific-Atlanta's officers and key employees. The Human Resources and Compensation Committee met three times during the 2000 fiscal year. The members of this committee are directors Dorman, Kassling, Mangum and McLaughlin. Mr. Kassling is Chairman.

  The Governance and Nominations Committee considers nominations for directors (and will consider nominees by shareholders) and provides oversight of the governance of the board of directors, including issues concerning size, committee structure, membership and compensation of the board of directors. Nominations should be in writing, addressed to Chairman, Governance and Nominations Committee, c/o the Office of the General Counsel, Scientific-Atlanta, Inc., 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30043. The Governance and Nominations Committee met three times during the 2000 fiscal year. The members of this committee are directors Antonini, Kassling, Napier and Nunn. Mr. Nunn is Chairman.

  The Pension Investment Committee monitors the Scientific-Atlanta qualified retirement plans to determine whether they are adequately funded and that funds are properly invested, reviews the performance of firms which provide investment advice and services to Scientific-Atlanta on pension investment matters, and reviews material changes to Scientific-Atlanta's retirement plans. The Pension Investment Committee met once during the 2000 fiscal year. The members of this committee are directors Dorman, Mangum, and McLaughlin. Ms. Mangum is Chairman.

                    COMPENSATION OF OFFICERS AND DIRECTORS

Cash Compensation

  The following table sets forth in the prescribed format the compensation paid to the Chief Executive Officer and the other four most highly compensated executive officers of Scientific-Atlanta for services rendered in all capacities during Scientific-Atlanta's last three fiscal years:

                          Summary Compensation Table


                                                                        Long-Term
                                                                      Compensation
                                                                  --------------------------
                                        Annual Compensation       Awards(2)        Payouts
                                   ------------------------------ ----------      ----------
                                                     Other Annual Securities         LTIP     All Other
          Name and          Fiscal  Salary   Bonus   Compensation Underlying       Payouts   Compensation
     Principal Position      Year    ($)      ($)       ($)(1)    Options(#)        ($)(3)      ($)(4)
  ------------------------  ------ -------- -------- ------------ ----------      ---------- ------------
  James F. McDonald.......   2000  $743,850 $983,850    $   --    1,624,641(/5/)  $1,806,120   $89,846
   President and Chief
    Executive                1999   704,615  695,800        --      300,000          560,899    90,565
   Officer                   1998   666,346  564,600        --      250,000          505,828    90,617
  Conrad J. Wredberg, Jr..   2000   446,154  498,500        --      353,549(/5/)     551,016    35,833
   Senior Vice President
    and Chief                1999   377,115  343,800        --       70,000          146,822    41,042
   Operating Officer         1998   345,192  227,500        --       60,000          104,215    50,587
  Dwight B. Duke..........   2000   308,846  280,100        --      188,402(/5/)     336,096    17,863
   Senior Vice President;
    President,               1999   272,692  203,000        --       50,000           92,504    19,810
   Transmission Networks
    Systems                  1998   240,538  146,500        --       50,000           83,648    22,228
  H. Allen Ecker..........   2000   326,462  300,700     5,444      210,995(/5/)     520,200    49,827
   Senior Vice President;
    President,               1999   303,923  207,000     4,569       50,000          160,903    48,645
   Subscriber Networks       1998   280,461  170,000     3,822       50,000          147,155    49,865
  Wallace G. Haislip......   2000   297,692  280,100        --      186,533(/5/)     334,008    23,871
   Senior Vice President;
    Chief                    1999   281,923  192,100        --       50,000           92,924    23,354
   Financial Officer and
    Treasurer                1998   243,212  172,700        --       34,000           72,010    21,822

(1) The amounts disclosed in this column represent preferential earnings on deferred compensation under the Scientific-Atlanta 1985 Executive Deferred Compensation Plan.
(2) Restricted shares granted to executive officers pursuant to Scientific-Atlanta's LTIP, which shares vest based upon the performance of Scientific-Atlanta, are not reflected under "Awards," but are included in the "Long-Term Incentive Plan - Awards in 2000 Fiscal Year" chart below.
(3) The amounts shown for fiscal 1998 represent the fair market value, as of August 20, 1998, of the performance-based restricted stock awards that vested as a result of Scientific-Atlanta's performance during fiscal years 1994 - 1998. The amounts shown for fiscal 1999 represent the fair market value, as of August 18, 1999, of the performance-based restricted stock awards that vested as a result of Scientific-Atlanta's performance during fiscal years 1995 - 1999. The amounts shown for fiscal 2000 represent the fair market value, as of August 16, 2000, of the performance-based restricted stock awards that vested as a result of Scientific-Atlanta's performance during fiscal years 1996 - 2000. However, under the executive deferred compensation plan, officers were permitted to defer all or a portion of the shares which vested for the fiscal year 2000 based on either (a) the average closing price for the ten days preceding the announcement of third quarter results or (b) the average closing price for the ten days preceding the announcement of fourth quarter results. These two averages were $64.25 and $81.5719, respectively. Therefore, Messrs. McDonald, Wredberg, Duke and Haislip, the officers who elected to defer all or a portion of these shares, actually deferred amounts of $1,611,711, $624,270, $380,778 and $378,412, respectively. See footnote 1 to the Long-Term Incentive Plan - Awards in 2000 Fiscal Year Table regarding shares earned but not paid out.
(4) For the 2000 fiscal year, this column includes $83,183; $32,683; $10,468; $41,578; and $15,840 of life insurance premiums paid by Scientific-Atlanta on behalf of Messrs. McDonald, Wredberg, Duke, Ecker and Haislip, respectively. All other amounts in fiscal year 2000 represent contributions to Scientific-Atlanta's 401(k) Plan.

(5) In fiscal year 2000, there were three grants of options to Scientific-Atlanta employees. The first grant was in August 1999, which was then the historical normal time for granting options. In February 2000, the Human Resources and Compensation Committee decided to move the regular grant date for annual option grants to February, and grants were made at that time. No regular annual grants of options were made in August 2000. Finally, as explained below, Scientific-Atlanta granted options in May 2000 to certain executive officers who agreed to surrender previous performance-based restricted stock grants.

Stock Options

  The following tables set forth certain information in the prescribed formats with respect to options granted and exercised under Scientific-Atlanta's various stock option plans and under stock option agreements during the 2000 fiscal year:

                       Option Grants in Last Fiscal Year


                                                                             Potential Realizable
                                                                               Value at Assumed
                                                                             Annual Rates of Stock
                                                                              Price Appreciation
                                       Individual Grants                      for Option Term(2)
                           ---------------------------------------------     ---------------------
                           Number of      % of Total
                           Securities      Options   Exercise
                           Underlying     Granted to or Base
                            Options       Employees   Price   Expiration
            Name           Granted(1)       FY2000    ($/sh)     Date          5%($)      10%($)
  ------------------------ ----------     ---------- -------- ----------     ---------- ----------
  James F. McDonald.......  350,000(/3/)     3.8%     $23.31   8/18/09(/3/)   5,131,387 13,003,942
                            350,000(/3/)     3.8%      51.78   2/19/10(/3/)  11,397,743 28,884,120
                            650,000(/4/)     7.1%      51.78   2/19/10(/4/)  21,167,238 53,641,937
                            274,641(/5/)     3.0%      55.63   5/11/10(/5/)   9,607,564 24,347,453


  Conrad J. Wredberg,
   Jr. ...................  130,000(/3/)     1.4%      23.31   8/18/09(/3/)   1,905,944  4,830,036
                            130,000(/3/)     1.4%      51.78   2/19/10(/3/)   4,233,448 10,728,387
                             93,549(/5/)     1.0%      55.63   5/11/10(/5/)   3,272,556  8,293,299


  Dwight B. Duke..........   64,000(/3/)     0.7%      23.31   8/18/09(/3/)     938,311  2,377,864
                             70,000(/3/)     0.8%      51.78   2/19/10(/3/)   2,279,549  5,776,824
                             54,402(/5/)     0.6%      55.63   5/11/10(/5/)   1,903,105  4,822,842


  H. Allen Ecker..........   64,000(/3/)     0.7%      23.31   8/18/09(/3/)     938,311  2,377,864
                             70,000(/3/)     0.8%      51.78   2/19/10(/3/)   2,279,549  5,776,824
                             76,995(/5/)     0.8%      55.63   5/11/10(/5/)   2,693,459  6,825,755


  Wallace G. Haislip......   64,000(/3/)     0.7%      23.31   8/18/09(/3/)     938,311  2,377,864
                             70,000(/3/)     0.8%      51.78   2/19/10(/3/)   2,279,549  5,776,824
                             52,533(/5/)     0.6%      55.63   5/11/10(/5/)     837,723  4,657,152


(1) In fiscal year 2000, there were three grants of options to Scientific-Atlanta employees. The first grant was in August 1999, which was then the historical normal time for granting options. In February 2000, the Human Resources and Compensation Committee decided to move the regular grant date for annual option grants to February, and grants were made at that time. No regular annual grants of options were made in August 2000. Finally, as explained below, Scientific-Atlanta granted options in May 2000 to certain executive officers who agreed to surrender previous performance-based restricted stock grants.
(2) The dollar amounts in these columns were determined using assumed rates of appreciation set by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the market value of Scientific-Atlanta common stock. Such amounts are based on the assumption that the named persons hold the options for their full ten-year term. The actual value of the options will vary in accordance with the market price of Scientific-Atlanta common stock.
(3) All of these stock options were awarded under the LTIP in August 1999 and February 2000. All of these options become exercisable at the rate of 25% per year commencing on the date of grant, except that if a change of control occurs (as defined in the LTIP), all options become exercisable immediately. Options granted under the LTIP in fiscal year 2000 may be exercised within a period of two years following a termination by reason of retirement, within one year following a termination by reason of death or disability, and within thirty days following a termination for other reasons, except for cause, in which case such options expire immediately upon the giving of the notice of such termination.
(4) This option was granted pursuant to the LTIP and will become 100% exercisable three years after the date of grant. However, this option could vest after two years if the Scientific-Atlanta per share stock price exceeds the following levels for twenty or more consecutive business days: one-third would vest at $65 per share, another one-third would vest at $80 per share, and the final third would vest at $100 per share. The other terms of exercisability described in footnote 3 above apply to this option. The conditions for one third of such option to vest after two years has been satisfied.
(5) All of these stock options were awarded under the 1996 Stock Option Plan in May 2000. The options vest after six years but may vest earlier based on improvement in the average return on equity. Options under the 1996 Stock Option Plan granted prior to August 18, 1999 may be exercised within a period of two years following a termination by reason of retirement and options granted on or after August 18, 1999 may be exercised within a period of three years following a termination by reason of retirement. All of these options may be exercised within a period of three years following a termination by reason of death, and within 30 days by reason of disability or following a termination for other reasons, except for cause, in which case such options expire immediately upon the giving of the notice of such termination.

                Aggregated Option Exercises in Last Fiscal Year
                           and FY-End Option Values


                                                     Number of Securities
                                                    Underlying Unexercised     Value of Unexercised
                                                    Options/SARs at Fiscal   In-The-Money Options/SARs
                             Shares       Valued         Year-End (#)        at Fiscal Year-End ($)(1)
                           Acquired on   Realized  ------------------------- -------------------------
            Name           Exercise (#)    ($)     Exercisable Unexercisable Exercisable Unexercisable
  ------------------------ -----------  ---------- ----------- ------------- ----------- -------------
  James F. McDonald.......   775,000    24,137,484  1,487,500    1,662,141   $90,314,434  $52,670,913
  Conrad J. Wredberg,
   Jr. ...................   157,500     2,482,267     32,500      338,549       738,358   12,105,654
  Dwight B. Duke..........    29,000       494,656     33,500      192,402     1,216,577    7,027,351
  H. Allen Ecker..........        --            --    178,000      214,995    10,413,418    7,458,668
  Wallace G. Haislip......    64,000     1,764,931     68,000      186,533     3,378,921    6,740,823

(1) The amounts in these columns are calculated using the difference between the closing market price of Scientific-Atlanta common stock at the end of Scientific-Atlanta's 2000 fiscal year and the option exercise prices.

Long-Term Incentive Awards

  The following table sets forth in the prescribed formats certain information with respect to restricted stock awards granted under Scientific-Atlanta's LTIP during fiscal year 2000.

             Long-Term Incentive Plan - Awards in 2000 Fiscal Year


                                                                   Estimated Future Payouts
                                            Performance or              under Non-Stock
                                             Other Period              Price-Based Plans
                             Number of     until Maturation ---------------------------------------
            Name           Shares (#)(1)     or Payout(2)   Threshold (#) Target (#)(3) Maximum (#)
  ------------------------ -------------   ---------------- ------------- ------------- -----------
  James F. McDonald.......    28,920(/4/)       10 years        2,892           --        28,920
                              91,547(/5/)     4-10 years        9,155           --        91,547
  Conrad J. Wredberg,
   Jr. ...................    14,460(/4/)       10 years        1,446           --        14,460
                              31,183(/5/)     6-10 years        3,118           --        31,183
  Dwight B. Duke..........     7,860(/4/)       10 years          786           --         7,860
                              18,134(/5/)     4-10 years        1,813           --        18,134
  H. Allen Ecker..........     8,500(/4/)       10 years          850           --         8,500
                              25,665(/5/)     4-10 years        2,566           --        25,665
  Wallace G. Haislip......     7,720(/4/)       10 years          772           --         7,720
                              17,511(/5/)     4-10 years        1,751           --        17,511

(1) During fiscal years 1994 through 2000, we issued to senior executives, as the long term incentive portion of their compensation, shares of restricted stock under the LTIP. These shares vested only if our performance resulted in certain prescribed levels of improvement in the five-year average return on equity. As of January 1, 2000, 742,798 of these shares were outstanding and were not vested. As a result of our performance for fiscal year 2000, a large percentage of these shares would have vested in August 2000. Because our stock price is also at historically high levels, this would have resulted in a substantial charge to our earnings for fiscal year 2000 and possibly subsequent years. In
    April 2000, in view of the potential impact on Scientific-Atlanta from the vesting of these shares, certain of these holders surrendered these performance based restricted stock awards.
    In May 2000, the Human Resources and Compensation Committee awarded to each of the executives who had surrendered performance based restricted stock awards (1) a number of new shares of restricted stock equal to one half the shares surrendered, and (2) a number of options to purchase Scientific-Atlanta common stock equal to three times the other one-half of the restricted shares surrendered. The option price was $55.63, the fair market value on the date of grant. The other terms of this option grant are described in footnote 5 to the Option Grants in Last Fiscal Year Table. The new restricted shares vest on the same terms and conditions as the restricted shares surrendered, except that there is a cap on the number of shares of the new restricted stock which can vest for any given fiscal year equal to that number of shares having a fair market value at the time of vesting which does not exceed 5% of our profit before tax for that year (4% for years subsequent to fiscal year 2000). Any shares which are earned but do not vest for any fiscal year are converted into the right to receive cash equal to 125% of the fair market value of those shares, and that amount is deferred if and until it can be paid out under the cap. Deferred amounts bear interest at the same rate as amounts deferred under the Executive Deferred Compensation Plan, but any amount of such cash not paid out within ten years from the date of original deferral is forfeited. For the executive officers named in the Summary Compensation Table, the amounts of such cash mandatorily deferred with respect to the performance-based restricted stock awards that vested as a result of Scientific-Atlanta's performance during fiscal years 1996 - 2000 were $1,753,200, $534,960, $326,340, $504,990 and
    $324,360 for Messrs. McDonald, Wredberg, Duke, Ecker and Haislip, respectively.
(2) Vesting of these shares is based on achieving specified improvements in Scientific-Atlanta's weighted five-year average return on equity. Results are reviewed annually, and shares vest based on the degree of improvement achieved. Any shares which have not vested at the end of the ten-year term are forfeited. Dividends are paid by Scientific-Atlanta on restricted stock held by such executive officers, and the executives have the right to vote these shares of restricted stock.
(3) Vesting of the right to receive the performance-based restricted stock awards is based on the degree of improvement in Scientific-Atlanta's weighted five-year average return on equity. Upon achieving the minimum level of improvement, one percent of the rights become vested, as shown in the "Threshold" column. Upon achievement of a specified maximum five-year average return on equity, all such awards will be vested. No "target," as such, has been established, but improvements in Scientific-Atlanta's return on equity between the "threshold" and the "maximum" levels will result in the vesting of a proportionate number of awards.
(4) These restricted stock awards were granted in August 1999 and surrendered in April 2000 as described in footnote 1 above.
(5) These restricted stock awards are the awards awarded in May 2000 described in footnote 1 above.

Retirement Plans and Other Arrangements

  Defined Benefit Retirement Plan. Scientific-Atlanta presently has in effect a non-contributory retirement plan for the benefit of its employees which provides for the payment of fixed benefits upon normal retirement at age 65 on the basis of years of service and all cash compensation of each employee. Examples of annual retirement benefits payable under the retirement plan are set forth in the table below. These examples are based on the following: (i) retirement at the normal retirement age of 65, (ii) "average compensation" is the average compensation in the highest consecutive five of the last ten calendar years of service that immediately precede retirement, and (iii) the benefits are straight life annuities. Benefits under the retirement plan are not reduced by Social Security benefits. The years of service, as of June 30, 2000, credited for retirement benefits for the persons named in the Summary Compensation Table are James F. McDonald, 6 11/12 years; Conrad J. Wredberg, 5 1/6 years; Dwight B. Duke, 21 5/6 years; H. Allen Ecker, 23 2/3 years; and Wallace G. Haislip, 11 years.


                                              Years of Service(1)
                                -----------------------------------------------
  Average Annual Compensation     10      15      20      25      30      35
  ----------------------------  ------- ------- ------- ------- ------- -------
  $125,000....................  $17,250 $23,459 $27,913 $31,477 $34,149 $36,228
   150,000....................   21,024  28,151  33,496  37,772  40,979  43,474
   175,000....................   22,426  30,028  35,729  40,393  43,711  46,372
   200,000....................   22,426  30,028  35,729  42,304  44,066  46,372
   225,000....................   22,426  30,028  35,729  42,304  44,066  46,372
   250,000....................   22,426  30,028  35,729  42,304  44,066  46,372
   500,000....................   22,426  30,028  35,729  42,304  44,066  46,372

(1) Scientific-Atlanta also maintains a Supplemental Executive Retirement Plan
    (SERP) for its executive officers, including Messrs. McDonald, Wredberg, Duke, Ecker and Haislip. Provisions of the SERP include a ten-year vesting requirement and a normal retirement age of 65. Benefits are based upon up to fifty percent of final average pay with offsets for the retirement plan, Social Security benefits and any retirement benefits payable from former employers.

    The Omnibus Budget Reconciliation Act of 1993 (OBRA) changed the Internal Revenue Code by placing an annual maximum limit of $150,000 on the compensation which may be considered in determining a participant's benefits. Previous to this change in the statute, the Internal Revenue Code allowed a maximum limit of $235,840 (i.e., $200,000, indexed for a cost of living adjustment). Effective July 1, 1994, Scientific-Atlanta adopted a non-qualified Restoration Retirement Plan to replace the benefits to certain participants that had been eliminated by the changes made to the Internal Revenue Code by OBRA. Thus, effective July 1, 1994, participants' compensation, as defined in the Restoration Retirement Plan, in excess of the newly prescribed limit and up to what the limit would have been had OBRA not been enacted will be considered under the Restoration Retirement Plan. Participants under the SERP will continue to have all compensation, as defined in the SERP, in excess of the maximum limit prescribed by the Internal Revenue Code considered in determining their pension benefits. The above table does not include any benefits under the Restoration Retirement Plan.

  Agreements with Certain Persons. Scientific-Atlanta has letter agreements with Messrs. Wredberg, Duke, Ecker, and Haislip which provide for the continuation of salary and certain benefits for a twelve-month period in the event of termination of employment without cause. Scientific-Atlanta also has agreements with Messrs. McDonald, Wredberg, Duke, Ecker, and Haislip which provide for the payment of two times the executive's compensation plus the continuation of the executive's benefits for two years in the event the executive's employment with Scientific-Atlanta is terminated within two years from the time of a change of control (as defined in the agreement) of Scientific-Atlanta, unless such termination is for cause.

Director Compensation

  Annual Fees. Each director who is not an employee receives a $25,000 annual cash retainer, paid quarterly, and $1,250 for each meeting of the board and each meeting of a committee he or she attends. The

Chairman of the Board and each committee chair receives an additional annual retainer of $60,000 and $5,000, respectively, paid quarterly. Non-employee directors may elect to defer all or a portion of their retainer and meeting fees under the Deferred Compensation Plan for Non-Employee Directors. See Proposal 2 regarding proposed amendments to such plan.

  Non-Employee Director Stock Option Plan. Under this option plan, an initial option to purchase 40,000 shares of Scientific-Atlanta common stock is granted to each non-employee director upon joining the Scientific-Atlanta board of directors. An option to purchase an additional 5,000 shares is granted to each such director on the date of each annual meeting of shareholders. The exercise price for each option is the composite closing price of Scientific-Atlanta common stock on the New York Stock Exchange on the grant date. Each option is exercisable as to 25% of the shares covered thereby after the expiration of one year following the date of grant and for an additional 25% of the shares after the expiration of each succeeding year, except that if a change of control occurs (as defined in the plan), all options become exercisable immediately. Options granted under this option plan may be exercised within a period of one year following the last day of the director's board membership, and within three years following termination by death or mandatory retirement. If board membership ceases on account of early retirement, all unexpired options held by the director on the last day of the director's board membership, which are then exercisable or would have been exercisable had the director continued as a member of the board for one additional year, whether exercisable or not exercisable, shall be immediately exercisable and remain exercisable for one year following the last day of the director's membership and shall expire if not exercised within such one year. The options granted under this option plan are exercisable only by the non-employee director, except in certain limited circumstances.

  Non-Employee Director Stock Plan. This stock plan provides for the grant of a stock award of 500 shares of Scientific-Atlanta common stock and the grant of a retirement award of 1,500 shares of Scientific-Atlanta common stock to each non-employee director on the date of each annual meeting of Scientific-Atlanta's shareholders. In addition, under this stock plan, each non-employee director may elect to receive up to 100% of his or her quarterly compensation, meeting fees and committee meeting fees from Scientific-Atlanta in the form of shares of Scientific-Atlanta common stock. Receipt of shares awarded as a stock award, retirement award or as an elective grant may be deferred under the Deferred Compensation Plan for Non-Employee Directors. Pursuant to the terms of this stock plan, each year non-employee directors must elect, as to his or her annual retirement award, either (a) to receive the 1,500 shares as restricted stock which cannot be sold or otherwise transferred for two years, or (b) to defer the 1,500 shares for at least two years under the Deferred Compensation Plan for Non-Employee Directors.

                                 REPORT OF THE
                  HUMAN RESOURCES AND COMPENSATION COMMITTEE

Role of the Committee and the Board

The Human Resources and Compensation Committee sets compensation policies for Scientific-Atlanta's senior management within guidelines approved by the Board of Directors. The committee evaluates individual and corporate performance from a short-term and long-term perspective, establishes base salaries and approves annual and long-term incentives for all officers, and administers option and incentive plans. The committee's recommendations regarding the compensation of the chief executive officer are subject to the approval of the full board.

Compensation Philosophy

Scientific-Atlanta's executive compensation program is designed to attract, motivate and retain highly qualified executives and to encourage the achievement of superior performance. The program is designed to:

 . Foster a performance-oriented environment with a high level of variable compensation based on the short-term and long-term performance of the individual, team, business unit and Scientific-Atlanta against demanding goals and objectives.

 . Provide total compensation opportunities which exceed industry medians for superior financial results and outstanding personal performance.

 . Align the interests of our executives and shareholders through the use of stock-based compensation plans.

Base Salaries

We position executive base salaries to be fully competitive with the range of compensation levels of comparably-sized, high-technology companies and with our direct business competitors that have similar market characteristics. National surveys such as Hewitt Associates' Total Compensation Database and Radford Associates' Management Total Compensation Report and, periodically, independent compensation consultants are utilized by the committee when determining such salaries.

In determining whether the base salaries of executives, including the chief executive officer, should be increased, the committee takes into account individual performance, performance of the operations directed by that executive, and the positioning of compensation within established salary ranges.

Incentive Compensation

Under our compensation philosophy, the majority of compensation is intended to be payable from incentive plans. Payments and awards from these incentive plans are based on the achievement of annual and long-term goals and, accordingly, are "at risk." Executives of Scientific-Atlanta are eligible to participate in the following incentive plans, as determined by the committee:

Senior Officer Annual Incentive Plan. This plan has been designed to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code. Payments under the plan are based upon the achievement of annual goals. The award determinations for Messrs. McDonald and Wredberg under the Senior Officer Annual Incentive Plan were determined based on whether Mr. McDonald and Mr. Wredberg, respectively, satisfied the quantitative objectives established by the committee earlier in the fiscal year. Mr. McDonald's award under this plan and the basis for such award are discussed in the next section of this report.

Annual Incentive Plan. Under the Annual Incentive Plan (AIP), awards are made based on company, business unit and/or region results and assessments of individual performance. Quantitative and qualitative objectives are generally weighted 60% and 40%, respectively, in setting "target" awards for functional groups and 75% and 25%, respectively, for business unit participants.

Quantitative objectives, consistent with annual business plans approved by the board, are used in determining the amount of the award governed by the company, group and/or business unit performance. Awards under the quantitative portion of the AIP are not made if the minimum thresholds are not met. The committee may also take into account non-recurring extraordinary circumstances unrelated to our financial performance.

The award for Mr. McDonald under the AIP is discussed in the next section of this report. AIP awards for Messrs. Duke, Ecker and Haislip were based on the quantitative performance of Scientific-Atlanta, as measured by earnings per share, gross margin, revenue and working capital, and an assessment of their individual performance against personal qualitative objectives. Mr. Wredberg's AIP award was based on the committee's assessment of his individual performance against personal qualitative objectives.

Senior Officer and AIP awards for the chief executive officer and the four other most highly compensated executives of Scientific-Atlanta are included in the "Bonus" column of the Summary Compensation Table.

Long-Term Incentive Plan. This plan permits the committee to use one or more long-term incentives to motivate excellent long-term performance. In fiscal year 2000, performance-based restricted stock awards were granted to 19 key executives, including Messrs. McDonald, Wredberg, Duke, Ecker and Haislip. These awards will vest over a term of up to ten years, based on improvement in our weighted average return on equity over the previous five-year period. The number of shares granted are shown in the Long-Term Incentive Plan -- Awards in 2000 Fiscal Year Table. These shares were cancelled later in fiscal year 2000, as described in the footnote 1 to the Long-Term Incentive Plan -- Awards in 2000 Year Table. The dollar value of shares that vested based on our fiscal year 2000 performance are shown in the Summary Compensation Table.

Stock Option Plan. A larger group of executives, including the executives named in the Summary Compensation Table, receive grants of stock options under the provisions of the LTIP and the provisions of the 1996 Employee Stock Option Plan. The objective of the grants is to align the interests of the executives with the interests of our shareholders by affording the executives the opportunity of a potentially significant financial benefit if their efforts result in stock price appreciation. The committee takes into account the performance of the individual recipient, the number of options previously awarded to any individual participant and our grant levels compared to competitive practices, targeting near a median grant posture. Grants made in fiscal year 2000 to Mr. McDonald and the other named executives are shown in the Summary Compensation Table and in the Option Grants in Last Fiscal Year Table. During fiscal year 2000, options for a total of 9,201,739 shares were granted to optionees.

Policy Relative to Code Section 162(m)

The Omnibus Budget Reconciliation Act of 1993 (OBRA) limited deductible senior officer annual compensation to $1,000,000, unless the compensation qualifies as "performance-based" compensation under Section 162(m) of the Internal Revenue Code. In general, we will seek to maximize the use of the "performance-based" exemption provided under Section 162(m). The committee also believes that inclusion of qualitative (non-quantitative) objectives play an important role in incentive plans. The committee will continue to base a portion of incentive payments on such qualitative assessments, even though they may not meet the Section 162(m) requirements to qualify as "performance-based" compensation.

Stock Ownership

The committee believes that significant ownership of Scientific-Atlanta common stock by officers and directors more closely aligns the upside and downside returns for these individuals with our other shareholders. As a result, our officers and directors agreed during fiscal year 1994 to increase their ownership over time to a level of one times the annual salary for officers (three times in the case of the Chief Executive Officer) and three times the annual retainer for outside directors. As of the end of fiscal year 2000, officers' holdings averaged 14.5 times base salaries, and outside director holdings averaged 74 times annual retainers (based on the closing price of Scientific-Atlanta common stock at the 2000 fiscal year end). These holdings include restricted stock, whether performance-based or time-based, which has not yet vested or been "earned out."

Chief Executive Officer Compensation

At the beginning of fiscal year 2000, Mr. McDonald's base salary was increased to maintain a fully competitive position among chief executive officers of similarly-situated high technology companies. This increase of 5.6 percent was based also on Mr. McDonald's excellent performance during the previous year.

During fiscal year 2000, Mr. McDonald was granted stock options totaling 1,350,000 shares. These grants included a normal annual grant of 350,000 shares (175,000 pre-split) in August 1999. An equal grant, which would have been made in August 2000, was accelerated to February 2000, as were the annual grants for all other executives. No such grants were made in August 2000 and future annual grants will most likely be made in February. Mr. McDonald also received a special one-time grant of 650,000 shares (325,000 pre-split) in February 2000 as a special incentive to remain with Scientific-Atlanta for the next several years. In combination with the grants of performance-based stock, discussed later in this section, the option grants were designed to be fully competitive with grants of long-term incentives to chief executive officers by other comparable high technology companies.

Under the Senior Officer Annual Incentive Plan, Mr. McDonald had an opportunity to earn a maximum of $630,000 if Scientific-Atlanta achieved its maximum targeted performance as measured by earnings per share, gross margin percent, working capital percent and sales (revenue). The results for fiscal year 2000 approached maximum levels. The committee, therefore, approved a payment of $563,850 according to the provisions of the plan.

Mr. McDonald also had an opportunity to earn additional incentive pay under the Annual Incentive Plan, based on his performance against qualitative objectives. The committee approved payment of $420,000 based on excellent performance. In reaching its decision, the committee noted record financial performance, stock price appreciation of nearly 400% during fiscal year 2000, acceptance of Scientific-Atlanta's digital interactive cable networks, growing market share, successful consolidation of most operations at a new, state-of-the-art corporate campus and extraordinary growth of manufacturing capability at the Juarez facility.

Mr. McDonald received a grant of 28,920 performance-based shares of restricted stock under the Long-Term Incentive Plan. Based upon our 2000 fiscal year return on equity performance, Mr. McDonald's right to receive 44,565 shares under prior awards vested.

Other Compensation Plans

There are also various broad-based employee benefit plans. Executives participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executives under the plans. An Employee Stock Purchase Plan is offered pursuant to the provisions of Section 423 of the Internal Revenue Code under which employees may purchase Scientific-Atlanta common stock. The Voluntary Employee Retirement and Investment Plan pursuant to the provisions of Section 401(k) of the Internal Revenue Code, permits employees to invest in a variety of funds on a pre-tax basis. Matching contributions under the plan are made in Scientific-Atlanta common stock.

Employees are also eligible to participate in pension, insurance and other benefit plans.

Submitted by the Human Resources and Compensation Committee:

             William E. Kassling, Chairman
             David W. Dorman
             David J. McLaughlin
             Mylle Bell Mangum

                               PERFORMANCE GRAPH

  The following graph shows a comparison of total return to shareholders for Scientific-Atlanta, the Standard & Poor's Communications Equipment Index and the Standard & Poor's 500 for Scientific-Atlanta's last five fiscal years. The graph assumes that the value of investment in the Scientific-Atlanta common stock and in each index was $100 on June 30, 1995 and that all dividends were reinvested. The values in the graph below have been adjusted to take into account the two for one stock split in March 2000.

                               1995    1996   1997    1998    1999    2000
--------------------------------------------------------------------------
S&P 500                        $100    $126   $168    $216    $267    $281
S&P Communications Equipment   $100    $141   $188    $260    $452    $601
Scientific-Atlanta, Inc.       $100    $71    $101    $114    $178    $679


                                 PROPOSAL NO. 2

                         PROPOSAL TO APPROVE AND ADOPT
                         THE DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

  At the annual meeting, there will also be presented to the shareholders a proposal to approve an amended and restated Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta. The board of directors unanimously approved the amended and restated Deferred Compensation Plan for Non-Employee Directors on August 16, 2000. The board of directors recommends that you approve this proposal to approve and adopt the amended and restated Deferred Compensation Plan for Non-Employee Directors.

  The purpose of the Deferred Compensation Plan for Non-Employee Directors is to provide non-employee directors the opportunity to defer to some future period receipt of cash compensation and compensation in the form of stock payable to them for their services as directors. The plan currently provides that directors may defer all or a portion of their cash compensation into a phantom stock account, which is paid out in cash based upon the value of Scientific-Atlanta common stock. The proposed amendment to the plan would change this payout from cash to actual shares of stock. This is intended to motivate such directors to continue to make contributions to the growth and profits of Scientific-Atlanta and to increase their ownership of shares of common stock, and align their interest in the long-term success of Scientific-Atlanta with that of the other shareholders. The proposed amendment eliminates adverse financial effects of phantom stock which do not exist if actual stock is issued.

Administration

  The Human Resources and Compensation Committee of the board of directors will continue to administer the plan. The committee has the authority to interpret the provisions of the plan and to determine all questions arising in the administration, interpretation and application of the plan. The committee may amend the plan without board approval as follows:

 .  amendments required by law;
 .  amendments that relate to the administration of the plan and that do not materially increase the cost of the plan; and . amendments that are designed to resolve possible ambiguities, inconsistencies or omissions in the plan and do not materially increase the cost of the plan.

Eligibility

  Directors who are not employees of Scientific-Atlanta and who are actively serving on the board of directors are eligible to participate in the plan. Eligible non-employee directors include Marion H. Antonini, William E. Kassling, Mylle Bell Mangum, David J. McLaughlin, James V. Napier, Sam Nunn and David W. Dorman.

Authorized Shares

  The awards of stock deferred pursuant to the plan will continue to be granted from the shares reserved for the Scientific-Atlanta Stock Plan for Non-Employee Directors. Prior to the proposed amendments, no stock was issued pursuant to the plan. If the proposed amendments are approved, the shares of stock issued pursuant to cash compensation deferred into the stock sub-account of the plan will be issued from the 750,000 shares reserved for issuance under this plan. Shares of common stock available for issuance under this plan may be authorized and unissued shares or issued shares which have been reacquired by Scientific-Atlanta.

Plan Features

  Under the plan, a non-employee director participant may elect to defer the receipt of all or a portion of his or her fees, which the participant receives in the form of cash or shares of common stock, for services as a director. Shares of common stock deferred pursuant to the plan will be credited to the award sub-account. Prior to the proposed amendments, a participant could elect to defer cash compensation into an interest sub-account, a phantom stock sub-account or a split dollar insurance sub-account. If the proposed amendments are approved, a participant will be able to elect to defer cash compensation into an interest sub-account, a stock sub-account or a split dollar insurance sub-account. If the proposed amendments are approved, all hypothetical shares of Scientific-Atlanta common stock credited to a participant's phantom stock sub-account will also be converted into the right to receive the same number of shares of Scientific-Atlanta common stock under a stock sub-account. Approval of this proposal constitutes approval of the disposition of the hypothetical shares to Scientific-Atlanta and approval of the acquisition of the actual shares from the Scientific-Atlanta by non-employee directors who have hypothetical shares in their phantom stock subaccount.

  If a participant defers a stock into the award sub-account, such participant will not have any rights as a shareholder while the award is being held in the award sub-account. However, accrued dividends on such stock will be credited to the interest sub-account.

  Any amounts credited to the interest sub-account accrue interest at an annual rate of interest equal to the average of Moody's Long Term Industrial Bond Rate for the ninety-day period ending on the March 1st preceding the commencement of each plan year, rounded to the next highest one-half percentage point, plus 1%. As of June 30, 2000, the annual interest rate for the interest sub-account was 8%.

  If a participant defers cash compensation into the stock sub-account, the amount credited to the stock sub-account will be determined by dividing the cash compensation being deferred by the average closing price of the Scientific-Atlanta common stock for the twenty business days immediately preceding the last day of the month prior to the month in which such compensation was deferred. The participant will not have any rights as a shareholder while such stock is credited to the stock sub-account. However, accrued dividends on such stock will be credited to the interest sub-account.

  The amounts credited to the split-dollar insurance sub-account are used to pay premiums on life insurance insuring the life of the participant. The participant may also elect to insure the life of his or her spouse on a joint and survivor basis.

  Except with respect to benefits credited to the split-dollar insurance sub-account, participants may defer benefits under the plan until:

    (1) a set date which is no earlier than July 1 of the calendar year following the end of the plan year in which the election amount is deferred;

    (2) the participant's retirement; or

    (3) a date which is either the fifth or tenth anniversary following the date of the participant's retirement.

  In addition, a participant must comply with any applicable minimum deferral periods required under the terms of the Scientific-Atlanta Stock Plan for Non-Employee Directors.

  The proposed amendments to the plan also include revisions to make it clear that termination for total disability will be treated the same as service termination. This change conforms this plan to the similar executive deferred compensation plan.

Federal Income Tax Consequences

  The federal income tax consequences of the Deferred Compensation Plan for Non-Employee Directors are summarized in the following discussion which deals with the general tax principles applicable to the plan and is intended for general information only. Alternative minimum tax and foreign, state and local income taxes are not discussed and may vary depending on individual circumstances and from locality to locality.

  Under the Internal Revenue Code of 1986, as amended, a participant in the plan will not recognize taxable income upon the deferral of compensation. A participant will generally recognize ordinary income and be subject to income and self-employment tax only when such deferred compensation is received. Generally, the amount of income subject to tax will be equal to the sum of any cash and the fair market value on the distribution date of any Scientific-Atlanta common stock received by the participant. Any appreciation in value of the Scientific-Atlanta common stock received pursuant to the plan that occurs from the distribution date to the date the participant disposes of such stock will be taxed as capital gain (short-term or long-term depending on the length of time such stock was held).

  Scientific-Atlanta will not be entitled to a tax deduction on the compensation deferred by a participant until such compensation is actually distributed to the participant. As a general rule, the amount of such deduction will be equal to the amount of ordinary income recognized by the participant.

Plan Benefits

  The number of shares that will be deferred by the non-executive director group during fiscal year 2001 pursuant to the plan will be 9,500 shares. The dollar value of the cash compensation that will be deferred by the non-executive director group pursuant to the plan are not determinable for fiscal year 2001 and future fiscal years.

Amendment of the Plan

  Unless shareholder approval of amendments to the plan are required under applicable New York Stock Exchange rules, the board may amend the plan, except that the board may not amend the plan for the two-year period after a change of control as defined below.

Change of Control

  Upon a change of control (as defined in the plan), Scientific-Atlanta is obligated to contribute to a trust a lump sum amount equal to the benefits deferred by the plan participants. All stock issuable under the plan pursuant to deferred benefit elections by the plan participants automatically converts into the cash value of such stock. The cash value of such stock is determined using the closing price of Scientific-Atlanta common stock on the business day immediately prior to the date of the change of control.

Availability of Plans

  Copies of the Deferred Compensation Plan for Non-Employee Directors are available upon request directed to William E. Eason, Jr., Senior Vice President and Secretary, Scientific-Atlanta, Inc., 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30043.

Vote Required

  Approval of the plan requires the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting. For purposes of determining whether the requisite approvals have been obtained, abstentions and "broker non-votes" are included in the calculation for the purpose of determining whether the matter has been approved and will be treated as "no" votes.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL 2. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                                PROPOSAL NO. 3

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The board of directors has selected Arthur Andersen LLP to be our independent auditors for the fiscal year ending June 29, 2001, and proposes that the shareholders ratify this selection at the annual meeting. Arthur Andersen LLP also acted as our independent auditors for the 2000 fiscal year.

  Representatives of Arthur Andersen LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  Ratification of the selection of Arthur Andersen LLP requires the affirmative vote of a majority of the shares voting on such proposal (i.e., shares voting for or against the proposal). Abstentions and broker non-votes are not counted for or against this proposal.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL NO. 3. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                                 OTHER MATTERS

  The board of directors of Scientific-Atlanta knows of no other matters which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the officers, directors, and shareholders of Scientific-Atlanta who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish Scientific-Atlanta with copies of all
Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations submitted by the reporting persons, we believe that during the last fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with except for the failure to timely file Mr. Bradner's Initial Report on Form 3 which has since been filed, Mr. Enterline's failure to report one transaction on a timely basis, which has since been reported, and Mr. Napier's failure to report one transaction on a timely basis, which has since been reported.

                            FORM 10-K ANNUAL REPORT

  A copy of Scientific-Atlanta's Annual Report on Form 10-K, including financial statements and schedules, filed with the SEC for the fiscal year ended June 30, 2000, is included in the annual report to Shareholders which accompanies these proxy materials. Copies of any exhibit(s) to the Form 10-K will be furnished on request and upon the payment of Scientific-Atlanta's expenses in furnishing such exhibit(s). Any request for exhibits should be in writing addressed to William E. Eason, Jr., Senior Vice President and Secretary, Scientific-Atlanta, Inc., 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30043.

         SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2001 ANNUAL MEETING

  For a shareholder's proposal to be included in our Proxy Statement and form of proxy for the 2001 annual meeting of shareholders, the proposal must be submitted in writing to William E. Eason, Jr., Senior Vice President and Secretary, Scientific-Atlanta, Inc., 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30043, by no later than June 4, 2001.

  In accordance with Scientific-Atlanta's By-Laws, shareholders who do not submit a proposal for inclusion in the Proxy Statement, as described in the previous paragraph, but who intend to present a proposal, nomination for director or other business for consideration at the 2001 annual meeting, are required to notify the Secretary of Scientific-Atlanta of their proposal, nomination or other business by no later than sixty (60) days (expected to be September 9, 2001) and no earlier than ninety (90) days (expected to be August 10, 2001) prior to the 2001 annual meeting. Scientific-Atlanta's By-Laws contain detailed requirements that the shareholder's notice must satisfy. If a shareholder does not comply with the notice requirements, including the deadlines specified above, the persons named as proxies in the form of proxy for the 2001 annual meeting will use their discretion in voting the proxies on any such matters raised at the 2001 annual meeting. Any shareholder notice and any request for a copy of Scientific-Atlanta's By-Laws should be in writing and addressed to William E. Eason, Jr., Senior Vice President and Secretary, Scientific-Atlanta, Inc., 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30043.

                                      By Order of the Board of Directors,

                                      /s/ William E. Eason, Jr.
                                      ------------------------------------
                                      William E. Eason, Jr.
                                      Senior Vice President and Secretary

October 2, 2000

                                                                     Two New Ways to Vote Your Proxy
                                                                      VOTE BY TELEPHONE OR INTERNET
SCIENTIFIC-ATLANTA, INC.                                             24 Hours a Day - 7 Days a Week
                                                           Save your Company money - It's Fast and Convenient
----------------------------------          ---------------------------------------------------------------------------------
          TELEPHONE                                        INTERNET                                        MAIL
       1-800-530-4762                         http://proxy.shareholder.com/sfa
----------------------------------          -------------------------------------          ----------------------------------
 .  Use any touch-tone telephone.            .  Go to the website address listed            .  Mark, sign and date your proxy
 .  Have your Proxy Form in hand.               above.                                         card.
 .  Enter your Control Number         OR     .  Have your Proxy Form in hand.         OR    .  Detach card from Proxy Form.
   located in the box below.                .  Enter the Control Number, located           .  Return the card in the
 .  Follow the simple recorded                  in the box below.                              postage-paid envelope provided.
   instructions.                            .  Follow the simple instructions.
----------------------------------          -------------------------------------          ----------------------------------

                                            Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.  If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy.

                                                                            1-800-530-4762
                                                                         CALL TOLL-FREE TO VOTE

                                                                     -------------------------------
                                                                              CONTROL NUMBER
                                                                     FOR TELEPHONE / INTERNET VOTING
                                                                     -------------------------------

                           SCIENTIFIC-ATLANTA, INC.
                                     PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           FOR THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON NOVEMBER 8, 2000


  The undersigned hereby appoints James V. Napier, James F. McDonald and William
E. Eason, Jr., and each of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and to vote the Common Stock as specified below at the Annual Meeting of Shareholders of Scientific-Atlanta, Inc. to be held on November 8, 2000 at 9:00 a.m., local time, at Scientific-Atlanta's offices at 5030 Sugarloaf Parkway, Lawrenceville, GA 30043, and at any postponement or adjournment thereof, upon the following matters and in accordance with their best judgment with respect to any other matters which may properly come before the meeting, all as more fully described in the Proxy Statement for said Annual Meeting (receipt of which is hereby acknowledged).

  THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND 3, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE MEETING OR WHICH MAY OTHERWISE PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXYHOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.


SCIENTIFIC-ATLANTA
P.O. BOX 11135
NEW YORK, N.Y.  10203-0135


(Continued and to be dated and signed on the reverse side.)

The Board of Directors favors an affirmative vote for the nominees for director listed below and for proposals 2 and 3.


1.  ELECTION OF DIRECTORS

    FOR all nominees   [ ] WITHHOLD AUTHORITY to vote     [ ] *EXCEPTIONS   [ ]
    listed below           for all nominees listed below

Nominees: (1) DAVID J. McLAUGHLIN, (2) JAMES V. NAPIER AND (3) SAM NUNN (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.) *Exceptions:____________________________________________________________________


2. Approval of the amended and restated Deferred Compensation Plan for Non-Employee Directors.

    FOR  [ ]                 AGAINST  [ ]                ABSTAIN  [ ]

3. Ratification of selection of Arthur Andersen LLP as independent auditors of Scientific-Atlanta.

    FOR  [ ]                 AGAINST  [ ]                ABSTAIN  [ ]

Change of Address and/or Comments Mark Here

If you agree to access our Annual Report and Proxy Materials electronically in the future, please mark this box. [ ]

Note: Please date and sign this Proxy exactly as name appears. When signing as attorney, trustee, administrator, executor or guardian, please give your title as such. In the case of joint tenants, each joint owner should sign.


Dated ___________________________________, 2000

________________________________________ (SEAL)
Signature

________________________________________ (SEAL)
Signature (if held jointly)


Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

Votes must be indicated (x) in Black or Blue ink. [X]

                                                                      APPENDIX A
[LOGO]

Scientific              DEFERRED COMPENSATION PLAN FOR
 Atlanta      NON-EMPLOYEE DIRECTORS OF SCIENTIFIC-ATLANTA, INC.
              --------------------------------------------------

                              As Amended and Restated, Effective August 16, 2000

ARTICLE I - INTRODUCTION
------------------------

1.1  Name of the Plan
     ----------------

     This Plan shall be known as the Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta, Inc. ("the Company").

1.2  Purpose of Plan
     ---------------

     The purpose of the Plan is to provide non-employee directors of the Company the opportunity to defer receipt of cash compensation and compensation in the form of stock payable to them for services to the Company as directors.

1.3  Restatement of Plan
     -------------------

     This document amends and restates the Plan effective as of August 16, 2000. All deferral elections made before or after August 16, 2000, shall be governed by the terms of the Plan as amended and restated herein.

ARTICLE II - DEFINITIONS
------------------------

For purposes of this Plan the following words and phrases shall have the meanings and applications set forth below:

2.1  Annual Retainer
     ---------------

     The amount paid each year, in quarterly payments, to non-employee members of the Board of Directors of the Company.

2.2  Award Sub-Account
     -----------------

     The sub-account described in Section 5.4 of this Plan.

2.3  Awards
     ------

     The right to receive shares of Scientific-Atlanta Common Stock, granted under a Stock Award, an Elective Grant, a Retirement Award, or a Lump Sum Distribution made pursuant to the Stock Plan for Non-Employee Directors, as such terms are defined in that plan.

2.4  Beneficiary
     -----------

     A person or entity designated in accordance with the terms and conditions of this Plan to receive benefits upon the death of a Participant.

2.5  Committee Chair Retainer
     ------------------------

     The amount paid each year, in quarterly payments to a non-employee director who chairs a standing or special committee of the Board of Directors.

2.6  Compensation
     ------------

     The total of a Participant's Annual Retainer, Meeting Fees, and Committee Chair Retainer payments paid to the Participant, by the Company during a Plan Year.

2.7  Conversion Date
     ---------------

     August 16, 2000.

2.8  Deferral Election
     -----------------

     Each election made by a Participant to defer a portion of his or her Compensation and/or Awards by executing and submitting an Election Form.

2.9  Deferral Period
     ---------------

     The period commencing on the date that an Election Form becomes effective for a Deferral Election and continuing until the Deferred Benefit Commencement Date.

2.10 Deferred Benefit Account
     ------------------------

     An account maintained pursuant to and in accordance with the terms and conditions set forth in Article V hereof by or on behalf of the Company for each Deferral Election made by a Participant under this Plan.

2.11  Deferred Benefit Commencement Date
      ----------------------------------

      The date designated by a Participant with respect to each Deferral Election entered on an Election Form as the date on which the payment of the Deferred Benefits that accumulate as a result of each respective election is to begin.

2.12  Deferred Benefits
      -----------------

      The amounts (and number of shares of Scientific-Atlanta Common Stock, if applicable) payable to a Participant or to his or her Beneficiary or estate beginning on the Deferred Benefit Commencement Date under this Plan.

2.13  Determination Date
      ------------------

      The last day of each Plan Year.

2.14  Election Amount
      ---------------

      The amount of Compensation (and right to a certain number of shares of Scientific-Atlanta Common Stock under an Award, if applicable) to be deferred pursuant to a single Deferral Election.

2.15  Election Form
      -------------

      The form completed by a Participant in order to make one or more Deferral Elections for the next Plan Year, as the same may be amended or revised as herein permitted.

2.16  Interest Sub-Account
      --------------------

      The sub-account described in Section 5.2 of this Plan.

2.17  Meeting Fees
      ------------

      The amounts paid to a non-employee member of the Board of Directors of the Company for each meeting of the Board and each meeting of a standing or special committee he or she attends.

2.18  Participant
      -----------

      A non-employee member of the Board of Directors of the Company who elects to participate in this Plan.

2.19  Phantom Stock
      -------------

      The hypothetical shares of Scientific-Atlanta Common Stock credited to the Phantom Stock Sub-Account prior to the Conversion Date.

2.20  Phantom Stock Sub-Account
      -------------------------

      Prior to the Conversion Date, the sub-account into which Compensation could be deferred and converted into values based upon hypothetical shares of Scientific-Atlanta Common Stock.

2.21  Plan
      ----

      This Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta, Inc., as amended from time to time.

2.22  Plan Committee
      --------------

      The Human Resources and Compensation Committee of the Board of Directors of the Company.

2.23  Plan Interest Rate
      ------------------

      An annual rate of interest equal to the average of Moody's Long Term Industrial Bond Rate for the ninety (90) day period ending on the March 1st preceding the commencement of each Plan Year (rounded to the next highest one-half (1/2) percentage point), plus 1%, which shall be credited to a Participant's Deferred Benefit Accounts during such Plan Year.

2.24  Plan Year
      ---------

      The period beginning on the first day of July of each calendar year and ending on and including the last day of June of the next calendar year.

2.25  Retirement
      ----------

      The discontinuation of service on the Board of Directors by a Participant who is fifty-five years of age or older with at least three years of Board service.

2.26  Scientific-Atlanta Common Stock
      -------------------------------

      The $.50 par value per share common stock of the Company.

2.27  Service Termination Date
      ------------------------

      The last day of the month immediately preceding the date of a Participant's Retirement, termination of service, determination of Total Disability, or death, whichever is applicable.

2.28  Split-Dollar Insurance Sub-Account
      ----------------------------------

      The sub-account described in Section 5.5 of this Plan.

2.29  Stock Sub-Account
      -----------------

      The sub-account described in Section 5.3 of this Plan.

2.30  Total Disability
      ----------------

      A physical or mental condition which is expected to be totally and permanently disabling as determined in accordance with the terms and conditions of the long-term disability plan currently or most recently maintained by the Company for the benefit of its employees who are totally disabled.

ARTICLE III - ELIGIBILITY AND PARTICIPATION
-------------------------------------------

3.1   Eligibility
      -----------

      Directors who are not employees of the Company and who are actively serving on the Board of Directors of the Company shall be eligible to participate in this Plan.

3.2   Participation
      -------------

      The Plan Committee shall notify in writing each director who becomes eligible to participate in this Plan of his or her eligibility. Eligible directors may participate in this Plan by completing an Election Form on or before the end of the quarter immediately preceding the quarter in which he or she wants to begin deferring Compensation or Awards. If timely received, such election to participate shall be effective on the first day of the succeeding quarter.

ARTICLE IV - COMPENSATION DEFERRAL
----------------------------------

4.1   Deferral Election
      -----------------

      (a) A Participant shall effect a Deferral Election by executing and submitting to the Plan Committee an Election Form. Subsequently, the Company shall defer Election Amounts deferred from the Participant's Compensation and Awards at the time Compensation would have been paid or at the time the right to receive shares of Scientific-Atlanta Common Stock was granted, as applicable.

      (b) Each Election Amount shall be deferred for the Deferral Period specified with respect to the particular Deferral Election in the Election Form, provided, however, that the Participants shall not be entitled to defer Retirement Awards or Lump Sum Distributions (as such terms are defined in the Stock Plan for Non-Employee Directors) for Deferral Periods that are shorter than the minimum Deferral Periods for such Awards that are set forth in the Stock Plan for Non-Employee Directors.

     (c) All Deferral Elections shall apply solely to Compensation and/or Awards which will be paid (or granted) to a Participant beginning with the first day of the calendar quarter commencing subsequent to the calendar quarter in which the Deferral Election is received; provided, however, the
                                                         --------  -------
     Participant must submit the Election Form at least thirty (30) days prior to the quarter in which the Participant desires to commence a deferral.
     Any Deferral Election will apply only to Compensation and/or Awards paid (or granted) during the Plan Year in which the election becomes effective. A Participant may revise or change any election contained in any Election Form, other than the Election Amount, by submitting to the Plan Committee a request for such a revision or change and obtaining the Plan Committee's approval of such revision or change at least ninety (90) days prior to the effective date of such revision or change.

4.2  Election Amounts
     ----------------

     Each Election Amount specified by a Participant on an Election Form with respect to any Plan Year shall state in percentages the amount (and, to the extent applicable, the right to receive a specific number of shares of Scientific-Atlanta Common Stock), if any, which the Participant wishes to defer. An election to defer Compensation must equal a minimum of five percent up to a maximum of one hundred percent, in increments of five percentage points, of the Compensation which the Participant may be paid during the Plan Year. As to Awards, the election must be in whole shares, with no right to receive fractional shares being deferred.

4.3  Investment Election
     -------------------

     (a) A Participant shall specify in his or her Deferral Election the percentage of the Election Amount to be credited to an Interest Sub-Account, a Stock Sub-Account or a Split-Dollar Insurance Sub-Account, and the number of shares from Awards to be credited to an Award Sub-Account.

     (b) Compensation may be credited into an Interest Sub-Account, a Stock Sub-Account or a Split-Dollar Insurance Sub-Account, but Awards may only be credited into an Award Sub-Account.

4.4  Deferral Period
     ---------------

     With the exception of any amounts deposited into a Split-Dollar Insurance Sub-Account, a Participant shall irrevocably specify in his or her Deferral Election a Deferred Benefit Commencement Date for all of the Election Amount to be deferred pursuant to such Deferral Election, which date shall be (i) a set date which is no earlier than July 1 of the calendar year following the end of the Plan Year in which the Election Amount is deferred; (ii) the Participant's Retirement; or (iii) a date which is either the fifth or the tenth anniversary following the date of the Participant's Retirement. In the case of Awards which have minimum Deferral Periods that are required under the terms of the Stock Plan for Non-Employee Directors, the above limitations shall apply, and the Participant shall also be required to elect a Deferral Period that complies with the minimum Deferral Periods required under the Stock Plan for Non-Employee Directors.

4.5  Deferred Benefit Commencement Date; Manner of Payment and Issuance
     ------------------------------------------------------------------

     Except as otherwise provided in Article VI hereof, the Election Amounts that accumulate in a Deferred Benefit Account as a result of a Participant's making a Deferral Election will be paid (or issued, as applicable) by the Company to the Participant in the manner and commencing on the Deferred Benefit Commencement Date designated with respect to the Deferral Election in an Election Form.

     (a)  Manner of Cash Payments:  Except as otherwise provided in Article VI
          -----------------------
     hereof, the Participant may elect to receive payment of the Deferred Benefits held in the form of cash, which Deferred Benefits are held in an Interest Sub-Account, pursuant to one of the following methods:

          (1) Annual, semi-annual or quarterly installments payable over a five, ten or fifteen year period, and commencing on the respective Deferred Benefit Commencement Date; or

          (2) A single lump sum payment of the entire balance of the respective Deferred Benefit Account, determined as of and payable on the Deferred Benefit Commencement Date.

     (b)  Manner of Issuance of Shares:  Except as otherwise provided in Article
          ----------------------------
     VI hereof, the Participant may elect to receive issuance of the Deferred Benefits held in the form of shares of Scientific-Atlanta Common Stock held in a Stock Sub-Account or an Award Sub-Account, pursuant to one of the following methods:

          (1) Annual, semi-annual or quarterly issuance of shares of Scientific-Atlanta Common Stock from an Award Sub-Account or a Stock Sub-Account over a five, ten or fifteen year period, and commencing on the respective Deferred Benefit Commencement Date; provided, however,
                                                             --------  -------
          that no fractional shares of Scientific-Atlanta Common Stock will be issued; or

          (2) A single issuance of all shares subject to the specific Award Sub-Account or Stock Sub-Account, determined as of and payable on the Deferred Benefit Commencement Date.

     (c)  Stock.  The shares of Scientific-Atlanta Common Stock issued under the
          -----
     Stock Sub-Account of this Plan may be authorized, but previously unissued, shares or previously issued shares reacquired by the Company. The aggregate number of shares which may be issued under the Stock Sub-Account of this Plan shall not exceed 750,000 shares.

     (d)  Change in Payment or Issuance Method.  A Participant may change the
          ------------------------------------
     method of payment (or method of issuance of shares) selected, which method was selected pursuant to the terms of subsection (a) or subsection (b) above, as applicable, with respect to a Deferral Election by submitting a request in writing to the Plan Committee. Prior to a change in the method of payment or a change in the method of issuance of shares becoming effective, the Plan Committee must approve such change. Participants may not move Deferred Benefits from one sub-account to another sub-account, except that Participants may move Deferred Benefits from an Interest Sub-Account to a Split-Dollar Insurance Sub-Account by notifying the Plan Committee in writing and designating in such notification the date upon which such Deferred Benefits are to be moved.

4.6  Designation of Beneficiaries
     ----------------------------

     A Participant shall designate a Beneficiary with respect to each Deferral Election and may change the Beneficiary designation with respect to any Deferral Election at any time by submitting to the Plan Committee a revised Beneficiary designation in writing reflecting the change.

ARTICLE V - DEFERRED BENEFIT ACCOUNTS
-------------------------------------

5.1  Deferred Benefit Accounts
     -------------------------

     The Company shall cause to be established and maintained for each Participant a separate Deferred Benefit Account, and within each such Deferred Benefit Account an Interest Sub-Account, a Stock Sub-Account, an Award Sub-Account and Split-Dollar Insurance Sub-Account with respect to each Deferral Election. The Company shall credit the Election Amount deferred pursuant to each such election to the Participant's appropriate Deferred Benefit Account, and to the Interest Sub-Account, the Stock Sub-Account, the Award Sub-Account and the Split-Dollar Insurance Sub-Account as specified in the Election, as of the date deferred from Participant's Compensation as provided in Section 4.1 hereof.

5.2  Interest Sub-Account
     --------------------

     Except as otherwise provided by Section 6.2(a) hereof, interest shall accrue at the Plan Interest Rate on any amounts credited to an Interest Sub-Account from the date on which the amount is credited until it is paid to the Participant, and shall be credited and compounded weekly.

5.3  Stock Sub-Account
     -----------------

     If a Participant elects all or a portion of the Election Amount to be credited to the Stock Sub-Account, the amount so credited shall be deemed to be the right to receive a number of shares of Scientific-Atlanta Common Stock determined as follows:

     (a)  Conversion into Scientific-Atlanta Common Stock:  The amount credited
          -----------------------------------------------
     to the Stock Sub-Account shall be converted on the date of such credit into the right to receive a number of shares of Scientific-Atlanta Common Stock determined by dividing the amount credited by the average closing price of Scientific-Atlanta Common Stock, as reported on the composite tape of the New York Stock Exchange, for the 20 business days immediately preceding the last day of the month prior to the month in which such amount is credited (the "Conversion Price").

     (b)  Conversion of Phantom Stock:  Effective as of the Conversion Date, all
          ---------------------------
     hypothetical shares of Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account shall be converted into the right to receive the same number of the shares of Scientific-Atlanta Common Stock under the Stock Sub-Account.

     (c)  Fractional Shares:  No fractional shares will be credited to a Stock
          -----------------
     Sub-Account. In lieu of fractional shares, an amount equal to the fractional share multiplied by the Conversion Price shall be credited to the Interest Sub-Account.

     (d)  Dividends: No interest will accrue on the amounts held in a Stock Sub-
          ---------
     Account, but amounts equivalent to the cash dividends that would have been paid if the underlying shares had been issued will be placed in an Interest Sub-Account.

     (e)  No Rights as Shareholder: A Participant shall not have any rights as a
          ------------------------
     shareholder of the Company with respect to any amounts credited to the Stock Sub-Account or the right to receive shares of Scientific-Atlanta Common Stock represented by such amounts until such shares are actually issued as hereinafter provided.

5.4  Award Sub-Account
     -----------------

     If a Participant elects that an Award be deferred and credited to an Award Sub-Account, such Award will remain in such Award Sub-Account until the Deferred Benefit Commencement Date related to such Award Sub-Account occurs. No interest will accrue on the Award in such Award Sub-Account, but Accrued Dividends will accrue and will be placed in an Interest Sub-Account. A Participant shall not have any rights as a shareholder of the Company while an Award is held in an Award Sub-Account.

5.5  Split-Dollar Insurance Sub-Account
     ----------------------------------

     Amounts credited to a Split-Dollar Insurance Sub-Account shall be used to pay premiums on life insurance insuring the life of the Participant, or, at the Participant's election, the lives of the Participant and his or her spouse on a joint and survivor basis, pursuant to such policies of insurance, and with such insurers, as the Plan Committee may determine from time to time. The Company shall be the owner of such insurance policy or policies, and the proceeds thereof shall be payable as provided in an Endorsement Split-Dollar Agreement to be entered into between the Participant and the Company.

5.6  Statement of Accounts
     ---------------------

     Within ninety (90) days after each Determination Date, the Plan Committee shall submit to each Participant a statement in such form as the Plan Committee shall deem desirable, setting forth a summary of the Deferral Elections made and the current balances of the Deferred Benefit Accounts and related sub-accounts maintained for the Participant as of the Determination Date.

ARTICLE VI - PAYMENT (AND ISSUANCE) OF DEFERRED BENEFITS
--------------------------------------------------------

6.1  General
     -------

     Except as otherwise provided herein, Deferred Benefits credited to the Interest Sub-Account, the Stock Sub-Account or the Award Sub-Account shall be payable (and issued, if applicable) to a Participant upon the Deferred Benefit Commencement Date and pursuant to the manner of payment (or issuance, if applicable) selected by the Participant on the applicable Deferral Election or any permitted modification thereof, pursuant to Section 4.5(d) hereof. If the Participant has elected to receive such Deferred Benefits in installments, the amount payable in the first year of such installments shall be an amount that will fully amortize the balance in the Participant's Deferred Benefit Account determined as of the Deferred Benefit Commencement Date over the five, ten or fifteen year period, based on assumed interest earnings at the Plan Interest Rate (to the extent applicable) in effect for such first year. Thereafter, the amount payable (or to be issued) in each succeeding year shall be adjusted to an amount that will fully amortize the remaining balance in such Deferred Benefit Account over the remaining years in the aforesaid five, ten, or fifteen year installment period based on the Plan Interest Rate (to the extent applicable) for such succeeding year. Proceeds of life insurance purchased with amounts credited to the Split-Dollar Insurance Sub-Account shall be payable as provided in the respective policy or policies and the applicable Endorsement Split-Dollar Agreement.

6.2  Service Termination
     -------------------

     Deferred Benefits shall be paid (or issued, as appropriate) to a Participant after his or her termination, as follows:

     (a)  Upon termination of service as a director prior to the Participant's
     Retirement:

          (1) the amounts in each of the Participant's Deferred Benefit Accounts shall cease to earn interest (to the extent applicable) and the balance of each Deferred Benefit Account shall be determined in accordance with Article V hereof, and

          (2) the Company shall pay (or issue, as appropriate) to the Participant the balance of each of the Participant's Deferred Benefit Accounts not according to the Participant's elections as specified in his or her Election Forms but in a lump sum, to be paid within sixty days of the termination.

     (b) Upon termination of service as a director on the date of the Participant's Retirement, the Company will pay (or issue) to such a Participant all amounts in his or her Deferred Benefit Accounts in accordance with Section 6.1 hereof.

6.3  Total Disability
     ----------------

     Deferred Benefits shall be paid (or issued, as appropriate) to a Participant after his or her becoming Totally Disabled, as follows:

     (a) Upon the determination that a Participant is Totally Disabled, no further deferrals will be made from his or her Compensation, and the Company shall pay (or issue, as appropriate) to the Participant all amounts in his or her Deferred Benefit Accounts in accordance with Section 6.2 hereof unless the Participant has specified in his or her Election Form a different manner of payment.

     (b) For purposes of this Plan, once a Participant is determined to be Totally Disabled, he or she will continue to be deemed Totally Disabled irrespective of the Participant's ceasing to be considered Totally Disabled for purposes of any other plan maintained by the Company.

     (c) In the event that a Totally Disabled Participant recovers and resumes service with the Board, such Totally Disabled Participant may resume participation in this Plan at the discretion of the Plan Committee; provided, however, that in any event the Totally Disabled Participant shall
     --------  -------
     continue to receive payments of Deferred Benefits that are then being paid pursuant to the terms of this Plan.

6.4  Death
     -----

     Deferred Benefits shall be paid (or issued, as appropriate) after the death of a Participant, as follows:

     (a) After the death of a Participant, the Company shall pay the amounts (or issue shares of Scientific-Atlanta Common Stock, if applicable) in each of the Participant's Deferred Benefit Accounts to the Beneficiary designated by the Participant with respect to each Deferral Election in each of his or her respective Election Forms, or, if the Participant fails to so designate a Beneficiary, to his or her estate.

     (b) If the Participant dies prior to Retirement, the Company shall pay to each respective Beneficiary or to the Participant's estate, as the case may be, the amounts in each of the Participant's respective Deferred Benefit Accounts (or issue the shares held in the Stock Sub-Account or the Award Sub-Account), in the same manner as set forth in Section 6.2(a).

     (c) If the Participant dies following Retirement or being determined to be Totally Disabled but prior to his or her receiving the full payment of all Deferred Benefits payable to him or her, the Company shall pay (or issue, if appropriate) to the respective Beneficiaries or to the Participant's estate, as the case may be, the same Deferred Benefits in the same manner as it otherwise would have paid (or issued) to the Participant as if the

     Participant had not died, unless the Participant has specified in his or her Election Form a different manner of payment to a Beneficiary.

     (d) Notwithstanding the other provisions of Section 6.4, a Beneficiary may request a different payment schedule than what has been elected by the Participant, if such change does not further defer the scheduled payout, by submitting a request in writing to the Plan Committee. The granting of any such request shall be within the discretion of the Plan Committee.

     (e) If a Beneficiary who is receiving Deferred Benefits pursuant to this Plan dies, the remainder of the Deferred Benefits to which such Beneficiary was entitled at the time of his or her death shall continue to be payable to the Beneficiary or to beneficiaries designated by such Beneficiary in writing to the Plan Committee (or to the Beneficiary's estate or heirs if he or she fails to designate a beneficiary or beneficiaries).

ARTICLE VII - PLAN ADMINISTRATION
---------------------------------

7.1  Plan Committee
     --------------

     This Plan and all matters related to it shall be administered by the Plan Committee. The Plan Committee shall have the authority to interpret the provisions of this Plan and to determine all questions arising in the administration, interpretation and application of this Plan.

ARTICLE VIII - PARTICIPANT'S RIGHTS
-----------------------------------

8.1  Ineligibility to Participate in Plan
     ------------------------------------

     In the event that the Plan Committee determines that a Participant has become ineligible to continue to participate in this Plan, the Plan Committee may terminate Participant's participation in this Plan upon ten (10) days' prior written notice to the Participant. In such event, the Participant will not be entitled to make further Deferral Elections, but all current Deferral Elections shall continue in effect. All Deferred Benefit Accounts shall be payable as otherwise provided in Article VI hereof.

8.2  Termination of Plan
     -------------------

     The Board of Directors of the Company may terminate this Plan at any time, and termination of this Plan shall be effective upon ten (10) days' written notice to all Participants in the Plan. Upon such termination of this Plan, the Company shall pay all Participants their Deferred Benefits as provided in
Section 6.1 and in the Participant's Election Form; provided, however, if this
                                                    --------  -------
Plan is terminated within two (2) years after a Change in Control (as defined in Section 9.4 hereof), each Participant's Deferred Benefits shall be paid in accordance with either (a) each Participant's "Change in Control Election Form" (as defined in Section 9.3 hereof), provided such Participant has completed and submitted such Change in Control Election Form, as required by Section 9.3 hereof, or (b) Participant's original Election Form and in accordance with Section 6.1 hereof, but only if a Participant has not validly completed and submitted a Change in Control Election Form. Upon termination of the Plan, amounts credited to the Deferred Benefit Accounts of each Participant shall continue to earn interest at the Plan Interest Rate until such amounts are paid to the Participant.

8.3  Participant's Rights
     --------------------

     The right of a Participant or his or her Beneficiary or estate to receive any benefits under this Plan shall be solely that of an unsecured creditor of the Company. Any asset acquired or held by the Company or funds allocated by the Company in connection with the liabilities assumed by the Company pursuant to this Plan shall not be deemed to be held under any trust for the benefit of any Participant or of any of Participant's Beneficiaries or to be security for the performance of the Company's obligations hereunder but shall be and remain a general asset of the Company.

8.4  Spendthrift Provision
     ---------------------

     Neither a Participant nor any person claiming through a Participant shall have the right to commute, sell, assign, transfer, pledge, mortgage or otherwise encumber, transfer, hypothecate or convey any Deferred Benefit payable hereunder or any part thereof in advance of its actually having been received by a Participant or other appropriate recipient under this Plan, and the right to receive all such Deferred Benefits is expressly declared to be non-assignable and non-transferable. Prior to the actual payment (or issuance, if appropriate) thereof, no part of the Deferred Benefits payable hereunder shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any person claiming through a Participant or be transferable by operation of law in the event of a Participant's or any such other person's bankruptcy or insolvency.

8.5  Cooperation
     -----------

     Each Participant will cooperate with the Company by furnishing any and all information reasonably requested by the Company in order to facilitate the payment of Deferred Benefits hereunder and by taking any such other actions as the Company or the Plan Committee may reasonably request.

ARTICLE IX - CHANGE IN CONTROL
------------------------------

9.1  Applicability
     -------------

     Notwithstanding any provision in this Plan to the contrary, the terms of this Article IX shall apply to any Participant, whether active or inactive.

9.2  Effect of Change in Control
     ---------------------------

     Upon a Change in Control the following shall immediately occur:

     (a) The Company shall contribute to the trust maintained pursuant to the Scientific-Atlanta, Inc. Benefits Protection Trust Agreement a lump sum amount equal to each Participant's Deferred Benefit Accounts. The Company shall assign to such trust (i) any split-dollar life insurance policies held by the Company, pursuant to Section 5.5 hereof, for the benefit of a Participant's beneficiaries; and (ii) any Endorsement Split-Dollar Agreements between the Company and a Participant.

     (b) All Participants shall be deemed to have satisfied the age and service requirements in the definition of Retirement in this Plan.

     (c) For any Participant who is a member of the Board on the date that a Change in Control occurs and who ceases, within twenty-four (24) months after a Change in Control, to be a member of the Board for any reason, the Company shall pay such Participant his or her Deferred Benefits in accordance with such Participant's Change in Control Election Form, if completed and returned pursuant to Section 9.3. If a Participant has not completed and returned such Change in Control Election Form, such Participant's Deferred Benefits shall be paid in accordance with his original Election Form and Article VI hereof.

     (d) All amounts held in an Interest Sub-Account shall remain in such Interest Sub-Account and shall earn interest at the Plan Interest Rate until all amounts in such Interest Sub-Account are fully paid.

     (e) The rights to receive shares under all Stock Sub-Accounts and all Awards held in an Award Sub-Account shall be automatically converted into the cash value of such shares on the date of the Change in Control and such cash value shall be automatically transferred to the Interest Sub-Account (and earn interest in accordance with Section 9.2(d)). The cash value of such shares on the date of the Change in Control shall be determined by multiplying the closing price of one (1) share of Scientific-Atlanta Common Stock on the business day immediately prior to the date of the Change in Control times the number of shares of Scientific-Atlanta Common Stock that
             -----
     the Participant has a deferred right to receive under his Stock Sub-Account or his Award Stock-Sub-Account.

     (f) All amounts, if any, held in a Participant's Split-Dollar Insurance Sub-Account shall be automatically transferred to an Interest Sub-Account for such Participant (and shall earn interest in accordance with Section 9.2(d)). The trust described in Section 9.2(a) shall withdraw from a Participant's Interest Sub-Account the amounts required to pay the premiums for the split-dollar life insurance held by the trust (pursuant to Section 9.2(a)) for the benefit of such Participant's beneficiaries.

9.3  Change in Control Election Form
     -------------------------------

     At any time at least ninety (90) days prior to a Change in Control, each Participant may elect to have his Deferred Benefits paid out after a Change in Control in a manner different from the manner he previously elected in his original Election Form. Each Participant may complete and submit a Change in Control Election Form and thereby elect to have his or her Deferred Benefits paid as follows if the Plan is terminated or a Participant's service on the Board is terminated, within twenty-four (24) months after a Change in Control:
(a) have his Deferred Benefits paid as a lump sum payment, payable within five
(5) days after the date of termination of the Plan or the date of Participant's termination of service on the Board (whichever occurs first); or (b) have his Deferred Benefits paid as though his Deferred Benefit Commencement Date were the date of termination of the plan or the date of Participant's termination of service on the Board (whichever occurs first); or (c) have his Deferred Benefits paid as of a specified date (the "Change in Control Election Form"). As with the original Election Form, Participant may elect, in his Change in Control Election Form, to have his Deferred Benefits paid in a lump sum, or in installments over a 5-year period, a 10-year period, or a 15-year period. For a Change in Control Election Form to be validly submitted by a Participant, it must be received by the Corporate Secretary of the Company prior to the deadline specified in the first sentence of this Section 9.3.

9.4  Definition of Change in Control
     -------------------------------

     For purposes of this Plan, a Change in Control shall mean any of the following events:

     (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"); provided, however, that for purposes of this Section 9.4, the
                   --------  -------
     Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

     (b) The individuals who are members of the Incumbent Board (as defined below) cease for any reason to constitute at least two-thirds (2/3) of the Board. The "Incumbent Board" shall include the individuals who as of August 20, 1990, are members of the Board and any individual becoming a director subsequent to August 20, 1990, whose election, or nomination for election, by the Company stockholders was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent
     --------  -------
     Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two (2) full years as a member of the Board; provided, further, however, that notwithstanding the
                            --------  -------- -------
     foregoing, no individual shall be
     considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

     (c) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eight percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company, which acquisition, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation
        --------
of this sentence) as a result of such acquisition of Voting Securities by the Company, and after such share acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to have occurred.

ARTICLE X - MISCELLANEOUS
-------------------------

10.1 Amendments and Modifications
     ----------------------------

     The Board of Directors of the Company may amend this Plan in any respect at any time, except that the Board of Directors may not amend this Plan for the two
(2) year period commencing on the date of a Change in Control; provided however, that shareholder approval is required for Plan amendments that require shareholder approval under applicable rules of the

New York Stock Exchange. In addition, the Plan Committee may authorize the following types of amendments to the Plan without Board approval: (a) amendments required by law; (b) amendments that relate to the administration of the Plan and that do not materially increase the cost of the Plan; and (c) amendments that are designed to resolve possible ambiguities, inconsistencies or omissions in the Plan and that do not materially increase the cost of the Plan. All authorized amendments shall be effective upon ten (10) days' written notice to the Participants. If any such amendment affects a Participant's Deferred Benefits, such affected Participant may, within ninety (90) days after the effective date of such amendment, elect to terminate his or her participation in the Plan pursuant to this Section 10.1, in which event the date of such election shall be deemed to be such Participant's Deferred Benefit Commencement Date.

10.2  Inurement
      ---------

      This Plan shall be binding upon and shall inure to the benefit of the Company and each Participant hereto, and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

10.3  Governing Law
      -------------

      This Plan is made in accordance with and shall be governed in all respects by the laws of the state of Georgia.

10.4  Tax Withholding
      ---------------

      All payments (and issuances of shares) made pursuant to this Plan shall be subject to the withholding of state and federal income taxes, FICA tax or other taxes to the extent required by applicable law. The Plan Committee shall, before delivery of a cash payment or a stock certificate, require the Participant to make arrangements satisfactory to the Plan Committee to satisfy such withholding requirements. A Participant receiving shares of Scientific-Atlanta Common Stock may elect to satisfy such withholding requirements by having the Plan Committee withhold shares otherwise issuable to the Participant, with the Participant's election being made by delivering to the Plan Committee a written election stating his or her desire to so satisfy such withholding requirements.

10.5  Fractional Shares
      -----------------

      No fractional shares will be issued under this Plan. Except to the extent that the provision for fractional shares is expressly set forth in this Plan, the Plan Committee shall determine the manner for treating fractional shares.

10.6  Antidilution
      ------------

      If a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of the

Company or the shares of Scientific-Atlanta Common Stock occurs, then the aggregate number of shares reserved under this Plan and all other share (or share equivalent) numbers set forth in or calculated under this Plan shall be equitably adjusted by the Plan Committee.

10.7  Delivery of Shares
      ------------------

      The obligation of the Company to issue shares under this Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Plan Committee.

10.8  Securities Act Requirements
      ---------------------------

      No certificates for shares shall be delivered pursuant to this Plan if the delivery would, in the opinion of counsel for the Company, violate the Securities Act of 1933, as amended (the "Securities Act") or any other Federal or state statutes having similar requirements as may be in effect at that time. As a condition of the issuance of any shares under this Plan, the Plan Committee may require the recipient to furnish a written representation that he or she is acquiring the shares for investment and not with a view to distribution to the public. In the event that the disposition of shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 of the Securities Act or the regulations hereunder.

10.9  Listing and Regulatory Requirements
      -----------------------------------

      If at any time the Plan Committee shall determine, in its discretion, that the listing, registration or qualification of the shares to be delivered pursuant to this Plan is required by any securities exchange or under any applicable law or the rule of any regulatory body, or is necessary or desirable as a condition of, or in connection with, the issuance of shares thereunder, such shares may not be issued unless and until such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Plan Committee.

10.10 Section 16
      ----------

      The transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Securities Exchange Act of 1934, as amended. To the extent any provision under the Plan or action by the Plan Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan Committee.

     To record the adoption of the Plan (as amended and restated) by the Board on August 16, 2000, the Company has caused its authorized officers to execute this Plan.

                                    SCIENTIFIC-ATLANTA, INC.



                                    By: /s/ Brian C. Koenig
                                       -------------------------------------
                                    Name:  Brian C. Koenig
                                    Title: Senior Vice President - Human
                                           Resources



                                    By: /s/ William E. Eason, Jr.
                                       -------------------------------------
                                    Name:  William E. Eason, Jr.
                                    Title: Senior Vice President, General
                                           Counsel and Corporate Secretary